UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PALISADE BIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box ):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PALISADE BIO, INC.

7750 El Camino Real, Suite 2A

Carlsbad, California 92009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 8, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Palisade Bio, Inc., a Delaware corporation (the “Company”), to be held on the 8th day of June, 2023, at 10:00 a.m. Pacific Time. In light of the COVID-19 pandemic, to support the health and well- being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/PALI, where you will be able to listen to the meeting live, submit questions and vote. You will need to register at www.proxydocs.com/PALI in order to attend the Annual Meeting virtually. You will need to have the 12-digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting. You will not be able to attend the meeting in person. As always, we encourage you to vote your shares prior to the Annual Meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement (“Proxy Statement”):

1.	To elect the three nominees to serve as Class III directors which are named in the accompanying proxy statement, each to hold office until the 2026 Annual Meeting of Stockholders or until a successor is duly elected and qualified or until the director’s earlier death, resignation or removal. We refer to this proposal as the “Director Election Proposal” or “Proposal 1.”

2.	To ratify the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023. We refer to this proposal as the “Auditor Ratification Proposal” or “Proposal 2.”

3.	To approve amendments to the Palisade 2021 Equity Incentive Plan to increase (i) the number of shares of common stock issuable under the plan by 708,072 shares, and (ii) the annual evergreen share increase amount from 4% to 7.5% of the outstanding shares of common stock on January 1 of each year; and the approval of conditional grants to employees which are exercisable or convertible for up to an aggregate of 209,700 shares of common stock. We refer to this proposal as the “Incentive Plan Proposal” or “Proposal 3.”

4.	To approve amendments to the Palisade 2021 Employee stock Purchase Plan to increase (i) the number of shares of common stock authorized under the plan by 109,944 shares, and (ii) the annual evergreen share increase amount from 1% to 2.5% of the outstanding shares of common stock on January 1 of each year. We refer to this proposal as the “Purchase Plan Proposal” or “Proposal 4.”

5.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. We refer to this proposal as the “Say-On-Pay Proposal” or “Proposal 5.”

6.	To approve, on a non-binding advisory basis, the frequency of holding future advisory votes on executive compensation every 1, 2, or 3 years. We refer to this proposal as the “Frequency of Say-On-Pay Proposal” or “Proposal 6.”

7.	To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

2.

We have elected to provide electronic access to our Annual Meeting proxy materials, which include the Proxy Statement accompanying this notice, in lieu of mailing printed copies. On or about April 26, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2022 Annual Report on Form 10-K (the “2022 Annual Report”).

The Notice provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail. Our proxy statement and 2022 Annual Report can be accessed directly at the Internet address www.proxydocs.com/PALI using the control number located on your Notice, and also on your proxy card or voting instruction form, as applicable, if you have received printed proxy materials.

The record date for the Annual Meeting is April 10, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

You will not be able to attend the Annual Meeting in person.

By Order of the Board of Directors

/s/ James R. Neal
James R. Neal
Chairman
April 21, 2023

You are cordially invited to virtually attend the Annual Meeting online. Whether or not you expect to virtually attend the Annual Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online, you may vote via telephone or, if you receive a paper proxy card by mailing the completed proxy card. Voting instructions are provided in the instructions printed on your proxy card.

Even if you have voted by proxy, you may still vote online at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

3.

PALISADE BIO, INC.

7750 El Camino Real, Suite 2A

Carlsbad, California 92009

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HOLD ON JUNE 8, 2023

Our Board of Directors (“Board”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Palisade Bio, Inc., a Delaware corporation (sometimes referred to as “we,” “us,” the “Company” or “Palisade”) to be held virtually, via a live interactive audio webcast at www.proxydocs.com/PALI, on June 8, 2023, at 10:00 a.m. Pacific Time, and any adjournment or postponement thereof. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

For the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement (“Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), to our stockholders primarily via the internet. On or about April 26, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting and how to request printed copies of the proxy materials.

Only stockholders of record at the close of business on April 10, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 5,781,919 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting during normal business hours at our headquarters in Carlsbad, California. To arrange for this, please contact us in advance at ir@palisadebio.com.

4.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 26, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

Where and when is the Annual Meeting?

The Annual Meeting will be held virtually via live webcast on June 8, 2023, at 10:00 a.m. Pacific Time. There will be no physical meeting location. You will not be able to attend the Annual Meeting in person. A summary of the information you need to attend the Annual Meeting online is provided below:

●	You must register in advance at www.proxydocs.com/PALI. Upon completing your registration, you will receive further instructions via email, including your link that will allow you access to the meeting.

●	To enter the meeting, you must register in advance using your 12-digit control number, which is available on your proxy card or notice. Upon completing registration, you will receive further instructions via email, including your link that will allow you to access the meeting.

●	If you do not have your 12-digit control number, you will not be able to register to attend the meeting.

●	Instructions on how to connect to and participate in the Annual Meeting via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/PALI.

Stockholders who timely and correctly register to attend the Annual Meeting will receive an email approximately one hour before the Annual Meeting with instructions and a link to attend the Annual Meeting. We recommend that you log in a few minutes before 10:00 a.m. Pacific Time to ensure you are logged in when the Annual Meeting starts. The information on our website is not incorporated by reference into this proxy statement or our Annual Report. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number proxy to vote.

If you plan to vote during the Annual Meeting, you may still do so even if you have already returned your proxy.

What if I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?

On the day of the Annual Meeting, if you encounter any difficulties assessing the live webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our virtual Annual Meeting for assistance.

Who can vote at the Annual Meeting?

Voting Shares

Only stockholders of record at the close of business on April 10, 2023, (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 5,781,919 shares of common stock outstanding and entitled to vote.

5.

Non-Voting Shares

As of the Record Date, we also had 200,000 shares of Series A 4.5% Convertible Preferred Stock (which are currently convertible into an aggregate of 129 shares of common stock) that are outstanding but that have no voting rights with respect to the matters described in this Proxy Statement.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with Palisade’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six proposals being presented for stockholder vote:

1.	To elect the three nominees to serve as Class III directors which are named in the accompanying proxy statement, each to hold office until the 2026 Annual Meeting of Stockholders or until a successor is duly elected and qualified or until the director’s earlier death, resignation or removal. We refer to this proposal as the “Director Election Proposal” or “Proposal 1.”

2.	To ratify the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023. We refer to this proposal as the “Auditor Ratification Proposal” or “Proposal 2.”

3.	To approve amendments to the Palisade 2021 Equity Incentive Plan to increase (i) the number of shares of common stock issuable under the plan by 708,072 shares and (ii) the annual evergreen share increase amount from 4% to 7.5% of the outstanding shares of common stock on January 1 of each year; and the approval of conditional grants to employees which are exercisable or convertible for up to an aggregate of 209,700 shares of common stock. We refer to this proposal as the “Incentive Plan Proposal” or “Proposal 3.”

4.	To approve amendments to the Palisade 2021 Employee stock Purchase Plan to increase (i) the number of shares of common stock authorized under the plan by 109,944 shares, and (ii) the annual evergreen share increase amount from 1% to 2.5% of the outstanding shares of common stock on January 1 of each year. We refer to this proposal as the “Purchase Plan Proposal” or “Proposal 4.”

5.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. We refer to this proposal as the “Say-On-Pay Proposal” or “Proposal 5.”

6.	To approve, on a non-binding advisory basis, the frequency of holding future advisory votes on executive compensation every 1, 2, or 3 years. We refer to this proposal as the “Frequency of Say-On-Pay Proposal” or “Proposal 6.”

7.	To conduct any other business properly brought before the Annual Meeting.

6.

What if another matter is properly brought before the Annual Meeting?

We currently know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting, over the telephone, through the internet or using a proxy card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

●	VOTE BY PHONE: To vote over the telephone, dial toll-free 1-866-243-5513, using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the proxy card.

●	VOTE BY INTERNET: You may vote at www.proxypush.com/PALI to complete an electronic proxy card. You will be asked to provide the control number from the proxy card.

●	VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope we have provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you directed.

●	VOTE DURING THE ANNUAL MEETING: To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.proxydocs.com/PALI, starting at 9:30 a.m. Pacific Time on June 8, 2023. Stockholders who register in advance to attend the Annual Meeting will be able to vote during the meeting until the polls are declared closed. The 12-digit control number is required to register.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received materials containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions to ensure that your vote is counted. To vote online at the Annual Meeting, you may be required to obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form. You must register using your control number at www.proxydocs.com/PALI and follow the instructions you receive.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote through the internet, by telephone, by using a printed proxy card or by submitting a ballot online during the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 10, 2023, the Record Date.

7.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, through the internet, or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable: “For” the Director Election Proposal, “For” the Auditor Ratification Proposal, “For” the Incentive Plan Proposal, “For” the Purchase Plan Proposal, “For” the Say-On-Pay Proposal, and “3 Years” for the Frequency of Say-On-Pay Proposal. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment. If the Annual Meeting is adjourned, continued, or postponed, the proxyholder may vote the shares at the adjourned, continued or postponed meeting as well, unless you have properly revoked your voting instructions, as described herein.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or the NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules of the NYSE applicable to brokers and agents, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, we believe that your broker or nominee will not be permitted to vote your shares on the Director Election Proposal (Proposal 1), the Incentive Plan Proposal (Proposal 3), the Purchase Plan Proposal (Proposal 4), the Say-On-Pay Proposal (Proposal 5), and the Frequency of Say-On-Pay Proposal (Proposal 6); but will be permitted to vote shares on the Auditor Ratification Proposal (Proposal 2). However, this remains subject to the final determination from the NYSE regarding which of the proposals are “routine” or “non-routine.”

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, dealer or other agent by the deadline provided in the materials you receive from your broker, bank, dealer or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Mediant Communications Inc. to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,200 in total.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

8.

●	You may send a timely written notice that you are revoking your proxy to Palisade Bio, Inc., Attn: Corporate Secretary, 7750 El Camino Real, Suite 2A, Carlsbad, California 92009.

●	You may vote during the Annual Meeting which will be hosted via the Internet. Simply attending the Annual Meeting online will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting online, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting online.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes.

With respect to the Director Election Proposal (Proposal 1), stockholders do not affirmatively vote “Against” nominees. Instead, if you do not want to vote for a particular nominee, you should choose to “Withhold” a vote in favor of the applicable nominee for director.

With respect to the Auditor Ratification Proposal (Proposal 2), the Incentive Plan Proposal (Proposal 3), the Purchase Plan Proposal (Proposal 4), and the Say-On-Pay Proposal (Proposal 5), the inspector of elections will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

With respect to the Frequency of Say-On-Pay Proposal (Proposal 6), the inspector of elections will separately count votes for “1 Year, “2 Years,” and “3 Years,” and abstentions.

Abstentions will be counted towards the vote total for Proposal 2, Proposal 3, Proposal 4, and Proposal 5, and will have the same effect as “Against” votes. Abstentions will have no effect on Proposal 1 or Proposal 6.

As described below, for all of the Proposals, broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total, assuming that a quorum is obtained.

What are “broker non-votes”?

When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares on such matters. These unvoted shares are counted as “broker non-votes.” If received, broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for all Proposals.

How many votes are needed to approve each proposal?

●	Proposal 1 – For the Director Election Proposal, the three nominees receiving the most “For” votes from the holders of shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Only votes “For” or “Withhold” will affect the outcome. Broker non-votes, if any, will have no effect.

●	Proposal 2 – Approval of the Auditor Ratification Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes will have no effect on this proposal.

●	Proposal 3 – Approval of the Incentive Plan Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have no effect on this proposal.

9.

●	Proposal 4 – Approval of the Purchase Plan Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have no effect on this proposal.

●	Proposal 5 – Approval of the Say-On-Pay Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have no effect on this proposal.

●	Proposal 6 – Approval of the Frequency of Say-On-Pay Proposal, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by our stockholders. Abstentions and broker non-votes, if any, will have no effect on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third (1/3) of the outstanding shares entitled to vote are present at the Annual Meeting online or represented by proxy. On the Record Date, April 10, 2023, there were 5,781,919 shares outstanding and entitled to vote. Thus, the holders of 1,927,307 shares must be present online or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting online or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in the Company’s proxy materials for next year’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”), your proposal must be submitted in writing by December 22, 2023, to: Secretary of Palisade Bio, Inc., 7750 El Camino Real, Suite 2A, Carlsbad, California 92009. If you wish to submit a proposal (including a director nomination) that is not to be included in the Company’s proxy materials for next year’s 2024 Annual Meeting, you must do so between February 9, 2024, and March 10, 2024. You are also advised to review the Company’s amended and restated bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, no later than April 9, 2024.

In the event that we hold our 2024 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2023 annual meeting of stockholders, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

●	the 10th day following the day on which notice of the meeting date is mailed, or

●	the 10th day following the day on which public disclosure of the meeting date is made.

10.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our current executive officers and directors as a group.

The information in the following table is calculated based on 5,781,919 shares of our common stock outstanding as of April 5, 2023.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date, including upon the exercise of common stock purchase options or warrants.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders
Armistice Capital, LLC (2)	633,271	9.99%
Directors and Named Executive Officers
James R. Neal(3)	1,290	*
Thomas Hallam, Ph.D.(4)	2,751	*
Stephanie C. Diaz(5)	1,258	*
Donald Williams(6)	1,258	*
Mary Ann Gray, Ph.D.(7)	1,046	*
Cristina Csimma, Pharm.D., MHP(8)	1,010	*
Robert J. Trenschel, D.O.(9)	46,605	*
Binxian Wei(10)	1,006	*
J.D. Finley(11)	13,950	*
Michael Dawson, M.D.(12)	300	*
Herbert Slade, MD FAAAAI (13)	-	*
Robert McRae (14)	1,855	*
All directors and executive officers as a group (9 persons)(15)	72,329	1.25%

*	Represents less than one percent

(1)	Except as otherwise indicated in the footnotes to this table, this table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, and Form 4s, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Shares of our common stock underlying options, warrants and convertible securities that are currently exercisable or exercisable within 60 days of April 5, 2023 are deemed to be outstanding for the purpose of computing the number of shares held and the percent of total ownership of the person holding those options, warrants or convertible securities, but are not treated as outstanding for the purpose of computing the percent of total ownership of any other person. Applicable percentages are based on 5,781,919 shares of common stock outstanding on April 5, 2023, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of the beneficial owner is c/o Palisade Bio, Inc. 7750 El Camino Real, Suite 2A, Carlsbad, CA 92009.

11.

(2)	Includes (i) 76,140 shares of common stock and 557,131 common shares underlying prefunded warrants that have a beneficial ownership limitation of 9.99%. The amounts exclude an additional 1,885,492 common shares underlying warrants consisting of (i) 1,760,560 common stock warrants with a 4.99% ownership limitation and (ii) 124,932 prefunded warrants with a 9.99% beneficial ownership limitation, based off internal records of Company regarding ownership of Armistice Capital, LLC. The Address of beneficial owner is 510 Madison Avenue, 7th Floor, New York, NY 10022.

(3)	Includes 1,290 shares of common stock underlying stock options.

(4)	Includes (i) 1,151 shares of common stock, and (ii) 1,600 shares of common stock underlying common stock purchase warrants. Dr. Hallam ceased to be an officer and director of the Company effective October 11, 2022.

(5)	Includes 1,258 shares of common stock underlying stock options.

(6)	Includes 1,258 shares of common stock underlying stock options.

(7)	Includes 80 shares of common stock, and 966 shares of common stock underlying stock options.

(8)	Includes 44 shares of common stock, and 966 shares of common stock underlying stock options.

(9)	Includes (a) 299 shares of common stock, and 1,282 shares of common stock underlying stock options and (b) (i) 36,287 shares of common stock and (ii) 8,737 shares of common stock that may be acquired within 60 days pursuant to the exercise of outstanding warrants held by Yuma Regional Medical Center. The board of directors of Yuma Regional Medical Center, acting by a majority vote, has the authority to direct the vote and/or disposition of any and all shares of common stock and warrants held by Yuma Regional Medical Center. The address of Yuma Regional Medical Center is 2400 South Avenue A, Yuma, Arizona, 85364. Dr. Trenschel is the President, Chief Executive Officer and member of the board of directors of Yuma Regional Medical Center and shares voting and investment power over the shares held by Yuma Regional Medical Center. Dr. Trenschel also serves on our board of directors.

(10)	Includes (i) 40 shares of common stock and (ii) 966 shares of common stock underlying stock options.

(11)	Consists of (a)(i) 3,848 shares of common stock held by Mr. Finley, (ii) 4,008 shares of common stock that may be acquired pursuant to the exercise of outstanding warrants held by Mr. Finley, (iii) 5,281 shares of common stock underlying options held by Mr. Finley, (b)(i) 777 shares of common stock held by FCW Investments LLC, (ii) 33 shares of common stock underlying warrants held by FCW Investments, LLC, and (c) 3 shares underlying warrants held by Pacific Premier Trust Co. The address for Pacific Premier Trust Co, Custodian FBO J.D. Finley IRA is PO Box 173859, Denver, CO 80217. The address for FCW Investments LLC is 19 Cherrymoor Dr, Englewood, CO 80113. Mr. Finley has sole investment and voting power over the shares held by Pacific Premier Trust Co, Custodian FBO J.D. Finley IRA and FCW Investments LLC. Does not include (i) 57,200 options, (ii) 41,700 restricted stock units (RSU’s), and (iii) 32,500 performance stock units (PSUs), which are all conditional grants issued on February 6, 2023 to Mr. Finley, that are subject to shareholder approval. Assuming shareholder approval is received, the options and RSU’s vest quarterly in 12 equal instalments over a three-year period, and the PSUs vest based on volume weighted average trading price of the Company’s common stock – see “Certain Related Party Transactions” in this Proxy Statement for a further discussion of the vesting conditions. Such conditional grants are all being solicited for shareholder approval in this Proxy Statement.

(12)	Includes 300 shares of common stock. Dr. Dawson ceased to be an officer of the Company effective October 11, 2022.

12.

(13)	Dr. Slade was appointed to serve as our Chief Medical Officer on November 17, 2022.

(14)	Mr. McRae was appointed to serve as our Chief Operating Officer on February 2, 2023. Includes (i) 625 shares of common stock held by Mr. McRae, (ii) 440 shares of common stock that may be acquired pursuant to the exercise of outstanding warrants held by Mr. McRae, and (iii) 750 shares of common stock underlying options held by Mr. McRae. Does not include (i) 12,000 options, (ii) 8,800 restricted stock units (RSU’s), and (iii) 17,900 performance stock units (PSUs), which are all conditional grants issued on February 6, 2023 to Mr. McRae, that are subject to shareholder approval. Assuming shareholder approval is received, the options and RSU’s vest quarterly in 12 equal instalments over a three-year period, and the PSUs vest based on volume weighted average trading price of the Company’s common stock – see “Certain Related Party Transactions” in this Proxy Statement for a further discussion of the vesting conditions. Such conditional grants are all being solicited for shareholder approval in this Proxy Statement.

(15)	Includes the shares described in footnotes (3)-(14) above.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of April 15, 2023 are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
Named Executive Officers
J.D. Finley	CFO, Interim CEO, Director	65	2021
Herbert Slade, MD FAAAAI	Chief Medical Officer	68	2022
Robert McRae	Chief Operating Officer	39	2023
Independent Directors
James R. Neal	Director	67	2021
Stephanie C. Diaz	Director	57	2021
Cristina Csimma, Pharm.D., MHP	Director	64	2017
Donald Williams	Director	64	2021
Robert J. Trenschel, D.O.	Director	61	2021
Mary Ann Gray, Ph.D.	Director	70	2019
Binxian Wei	Director (Series A Preferred)	53	2019

J.D. Finley, has served as the Company’s Chief Financial Officer since April 2021. Previously, Mr. Finley served as Leading Biosciences, Inc’s (the Company’s wholly owned subsidiary and predecessor company) Chief Financial Officer since January 2017 and as a member of board of directors of Leading Biosciences, Inc. (the “LBS Board”) since December 2014. Prior to joining Leading Biosciences, Inc., Mr. Finley was Chief Executive Officer of PointAcross, Inc., a marketing company, from January 2016 to January 2017. Mr. Finley previously co-founded Proteus Capital Partners, Inc., a firm specializing in providing financing for a variety of businesses, and was CFO at Phillips Capital, a broker/dealer firm specializing in private debt and equity capital raises. From March 2011 to June 2012 Mr. Finley was Executive Vice President, and from June 2012 to April 2014, Mr. Finley was President of Goldmail. Mr. Finley received a B.A. in business administration from Boise State University and an M.S. in Taxation from the University of Denver. The Board believes Mr. Finley’s experience and familiarity with the company, its operations and the life science industry qualify him to serve on the Board.

Herbert Slade, has over 25 years of leadership experience in the pharmaceutical and medical device industries, demonstrating execution of regulatory negotiations with the U.S. Food and Drug Administration and European Medicines Agency, and the design, conduct, and reporting of clinical programs. Since 2007, Dr. Slade has been serving as the Adjunct Clinical Assistant Professor of the Department of Pediatrics at the Texas College of Osteopathic Medicine. Since 2018, he has also been serving as the treasurer and member of the Board of Directors of the Wound Healing Society, a 501(c)3 organization. He serves as President and Managing Director of Chisholm Clinical Research Services, a Texas limited liability company, where he provides assistance with the clinical development of promising new products for 6 client companies in the US and EU. From 2012 to 2016, Dr. Slade served as Chief Medical Officer and then Sr. Vice President of Research and Development in the Advanced Wound Management department of Smith and Nephew, plc, where he was responsible for restructuring 3 strategic business R&D departments and two clinical groups into a single worldwide R&D organization. Prior to that, from 2006 to 2012, Dr. Slade served as Chief Medical Officer and Sr. Vice President at DFB Pharmaceuticals, a private Texas company, until it was acquired by Smith & Nephew in 2012. Dr. Slade has additionally served in various chief medical officer and other senior positions of various private and public pharmaceutical companies throughout his career. Dr. Slade received a bachelor’s degree from Hamilton College in Clinton, NY, a Medical Degree from State University of New York in Syracuse, NY, a Pediatrics category PL-1 from State University of New York, a Pediatrics category PL-2 from C.S. Mott Children’s Hospital in Ann Arbor, MI, and a fellowship in Basic and Clinical Immunology from the University of Michigan in Ann Arbor, MI.

13.

Robert McRae, was appointed as our Chief Operating Officer effective February 2, 2023. Previously, Mr. McRae served as Palisade Bio’s Senior Vice President of Operations and Strategic Development since December 2021. Prior to joining Palisade Bio, Mr. McRae held multiple positions at Viracta Therapeutics [Nasdaq: VIRX], an oncology focused biotechnology company, including Vice President, Operations and Strategic Alliances (2019-2021), Vice President, Operations (2018-2019), Vice President, Research and Development (2018), and Senior Director, Research and Development Operations and Alliance Management (2017-2018). Prior to Viracta, Mr. McRae held multiple positions at CTI Clinical Trial and Consulting Services, including business development and clinical study management from 2010-2017. Mr. McRae holds a BS in Biological Sciences from Wright State University.

James R. Neal, has served as a member of the Company’s Board since April 2021. Previously, Mr. Neal served as a member of the LBS Board since November 2017. Mr. Neal has also served as the Chief Executive Officer and board member of XOMA Corporation, a biotechnology company, since December 2016 until December 31, 2022 [Nasdaq: XOMA]. Since July 2021, Mr. Neal also serves on the Board of Directors and as Audit Committee Chair of Monterey Innovation Acquisition Corp. a public SPAC [Nasdaq: MTRYW]. Since October 2022, Mr. Neal has served on the Board of Directors of Peak Bio, Inc. [OTC: PKBO]. Additionally, since July 2022, Mr. Neal has served on the Board of Directors of Processa Pharmaceuticals [Nasdaq: PCSA]. Previously, Mr. Neal served as the Chief Business Officer of Entelos Inc. from September 2007 to July 2010. From July 2002 to August 2007, Mr. Neal served as the Chief Executive Officer of Iconix Biosciences, Inc. From 1999 to 2002, Mr. Neal served as the Chief Executive Officer of Incyte Genomics. Mr. Neal received a B.S. in biology and an M.S. in genetics and plant breeding from the University of Manitoba, Canada, and an executive MBA from Washington University in St. Louis, Missouri. The Board believes Mr. Neal’s experience as a board member and broad experience in the life science industry qualify him to serve on the Board.

Stephanie C. Diaz, has served as a member of the Board since April 2021 and previously served on the LBS Board since May 2019. Ms. Diaz serves as the President and CEO of Vida Strategic Partners, Inc., which she founded in 2002. Prior to founding Vida, Ms. Diaz served as senior vice president and director, for Burns McClellan, a national healthcare communications agency. From 1993 to 2002, Ms. Diaz held a number of senior financial management positions with several biotech and life science companies, serving as vice president and chief financial officer of Shaman Pharmaceuticals, Inc., director of finance of Hyseq, Inc. (now Nuvelo, Inc.), and director of finance of Martek Biosciences Corporation. Ms. Diaz also currently serves as an advisor for California Life Sciences (CLS), mentoring life science start-up companies including: Pendulum Therapeutics, Ciel Medical, Correlia Biosystems, EpiBiome, Paragon Genomics and Trellis Biosciences. Ms. Diaz received a B.A. in international relations from Stanford University and an MBA from Georgetown University. The Board believes Ms. Diaz’s experience as a board member, advisor, and officer in life science companies qualify her to serve on the Board.

Cristina Csimma, Pharm.D, MHP, has served on our board of directors since September 2017. She also serves on the Board of Directors of Aceragen (ACGN) (formerly Idera Pharmaceuticals), a clinical stage biopharmaceutical company, Caraway Therapeutics, a preclinical stage biopharmaceutical company, and Syncona Ltd, a UK-based leading health care company that funds a portfolio of life science companies, and on various advisory boards, including: the Muscular Dystrophy Association Venture Philanthropy Scientific Advisory Committee; the Executive Oversight Board to the National Institutes of Health (NIH) NeuroNext Network; the Harvard and Brigham and Women’s Hospital MRCT Center External Advisory Board, and the TREAT-NMD Advisory Committee for Therapeutics (TACT) She was previously the Executive Chair of the Board of Directors of Forendo Pharma, a clinical stage biopharmaceutical company and of Exonics Therapeutics, a Director of Juniper Pharmaceuticals (acquired in August 2018 by Catalent), Vtesse (acquired in March 2017 by Sucampo Pharmaceuticals) and Cydan, where she was also President and founding CEO, the Vice President of Drug Development at Virdante Pharmaceuticals Inc (acquired by Momenta), Principal at Clarus Ventures LLC, and held roles in Clinical Development and Translational Research at Wyeth (now Pfizer), Genetics Institute and Dana Farber Cancer Institute. Dr. Csimma holds both a Doctor of Pharmacy and a Bachelor of Science in Pharmacy from the Massachusetts College of Pharmacy and Allied Health Sciences, as well as a Master of Health Professions from Northeastern University. In selecting Dr. Csimma, the board took into account her vast experience in the pharmaceutical industry, including her successes in developing drugs for various diseases throughout her career. The Board believes Dr. Csimma’s experience as a board member and broad experience in the life science industry qualify her to serve on the Board.

14.

Donald Williams, has served as a member of the Board since April 2021. Previously, Mr. Williams served on the LBS Board since May 2019. Mr. Williams has served as a member of the board of directors of Akari Therapeutics PLC since June 2016, a member of the board of directors of Forte Biosciences, Inc. since 2020, and a member of the board of directors of ImpediMed, Inc. since 2017. From 2014 to 2019, Mr. Williams was a member of the board of directors of Adhera Therapeutics, Inc. From 2015 to 2021, Mr. Williams a member of the board of directors of Alphatec Spine, Inc. From 2007 to 2014, Mr. Williams was a Partner and the National Life Sciences Leader for Grant Thornton LLP, and spent over 20 years as a partner at Ernst & Young LLP. From 2001 to 2014, Mr. Williams served on the board of directors of the San Diego Venture Group, during which time he also served as the group’s president and chairman. Mr. Williams was also a founding member of the Young VCs of Southern California. Mr. Williams received a B.A. in accountancy from Southern Illinois University and completed the director education and certification program at the University of California, Los Angeles Anderson School of Business. The Board believes Mr. Williams’ experience as a board member and public accountant in the life science industry qualify him to serve on the Board.

Robert J. Trenschel, D.O., has served as a member of the Board since April 2021. Previously, Dr. Trenschel served as a member of the LBS Board since March 2019. Dr. Trenschel also serves as the President and Chief Executive Officer of Yuma Regional Medical Center since July 2015. Previously, Dr. Trenschel served as the Executive Vice President of Harris Health System from July 2013 to June 2015. From April 2012 to July 2013, Dr. Trenschel served as the Senior Vice President of Medical Group Operations for Aurora Health Care. From 2007 to 2012, Dr. Trenschel served as the Senior Vice President, Administrator of Ambulatory Operations, of Harris Health System. Dr. Trenschel received an M.P.H. from Florida International University and a Doctor of Osteopathic Medicine from Nova Southeastern University College of Osteopathic Medicine. The Board believes Dr. Trenschel’s experience as a medical doctor and hospital system leadership qualify him to serve on the Board.

Mary Ann Gray, Ph.D., has been a professional board member for over 15 years. She has served in a variety of positions including lead independent director, audit committee chair and compensation committee chair. The companies that she has worked with have ranged from small pre-clinical companies to larger commercial companies. The scientific focus of these companies has been broad and includes neuroscience, rare disease and cancer, among others. She is President of Gray Strategic Advisors, LLC which provides strategic advice to both public and private biotechnology companies. Previously, she spent three and a half years with the Federated Kaufmann Fund focusing on both public and private healthcare investments. Prior to joining the Kaufmann Fund, Dr. Gray was a sell-side biotechnology analyst for nine years with Kidder Peabody, Dillon Read and Raymond James. In addition to serving on our Board, Dr. Gray currently serves on the board of four other public biotechnology companies: Compass Therapeutics [Nasdaq: CMPX] since July 2022, Rapt Therapeutics [Nasdaq: RAPT] since December 2019, BioAtla Inc. [Nasdaq: BCAB] since December 2020, and Keros Therapeutics [Nasdaq: KROS] since December 2020. She serves on the Nominating and Governance at BioAtla, Compensation Committee at Keros, Audit Chair at Keros, Rapt, BioaAtla, and Compass Therapeutics. Previously, she served on the boards of Acadia Pharmaceuticals, Senomyx Inc., TetraLogic Inc. and Juniper Pharmaceuticals. At Acadia she served as chair of the audit committee and also served on the compensation committee. At Senomyx she was chair of the compensation committee. At TetraLogic, she was chair of the audit committee. At Juniper, she was chair of the audit committee.Dr. Gray has also served on the boards of Dyax Corp.(public) where she was lead independent director, GTC BioTherapeutics (public), Telik Inc.(public), Galena Pharmaceuticals (GALE) and Apthera Inc. (private). Dr. Gray has a Ph.D. in Pharmacology from the University of Vermont where she focused on novel chemotherapeutic agents for the treatment of cancer. She did post-doctoral work at Northwestern University Medical School and Yale University School of Medicine. She held scientific positions at Schering Plough and NeoRx. Earlier in her career, Dr. Gray managed pre-clinical toxicology studies for the National Cancer Institute through Battelle Memorial Institute and worked in hospital laboratoryThe Board believes Dr. Gray’s experience as a board member and broad experience in the life science industry qualify her to serve on the Board.

Binxian Wei, has served as a member of the Board since February 2019. Mr. Wei has been the V.P. of Darsheng Trade & Tech. Development Co, Ltd. (a subsidiary to Tianjin Tiayo Pharmaceutical Co., Ltd.) since 2015. Mr. Wei is responsible for API and finished dosage marketing for Chinese pharmaceutical companies. From 2008 through 2010, he worked as a business development manager for Sakai Trading. Mr. Wei received a master’s degree in mathematical & computer sciences from Colorado School of Mines, a master’s degree and B.S. in chemical engineering from Tianjin University in China. Binxian Wei was appointed as the director representative of the Series A 4.5% Convertible Preferred Stock by Tianjin Pharmaceuticals Group International Holdings Co., LTD, the sole holder of Palisade’s outstanding Series A 4.5% Convertible Preferred Stock. The Board believes Mr. Wei’s experience as a board member and pharmaceutical experience qualify him to serve on the Board.

Board of Directors

The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The holder of our Series A 4.5% Convertible Preferred Stock has the right to appoint one member of the Board.

The Board presently has eight (8) members. There are three Class III directors whose term of office expire in 2023: (i) James R. Neal, (ii) Mary Ann Gray, Ph.D., and (iii) J.D. Finley. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

15.

Board Meetings

During 2022, the Board held fifteen (15) meetings (including regularly scheduled and special meetings) and acted through unanimous written consent four (4) times. Each director attended at least 75% of all meetings of the general Board and each respective committee on which such director serves during their time of service. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held virtually or telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. As required under applicable Nasdaq listing standards, in 2022, our independent directors met six (6) times in scheduled executive sessions at which only independent directors were present. Information with regard to committee meetings and written consent is provided for below in the section of this proxy statement entitled “Committees.” Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at board and committee meetings.

Attendance at 2022 Annual Meeting

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, directors and nominees for director to attend. All of our directors attended the annual meeting of stockholders in 2022.

Classification of Board

Pursuant to our bylaws, we have a classified Board which is divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. Notwithstanding, the holder of our Series A 4.5% Convertible Preferred Stock has the right to appoint one board member. Binxian Wei has been appointed and currently serves as such director since February 5, 2019. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third-party tender offer or other attempt to gain control of the Company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote. The current classes of our directors are as follows:

1.	Class I Directors – (i) Stephanie Diaz and (ii) Dr. Cristina Csimma (Terms expiring at 2024 Annual Meeting);
2.	Class II Directors – (i) Donald Williams and (ii) Dr. Robert Trenschel (Terms expiring at 2025 Annual Meeting);
3.	Class III Directors (i) James Neal, (ii) J.D. Finley, and (iii) Dr. Mary Ann Gray (Terms expiring at 2023 Annual Meeting); and
4.	Series A 4.5% Convertible Preferred Stock Director – (i) Binxian Wei.

16.

Independent Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of their family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that each of (i) Mr. Neal, (ii) Ms. Diaz, (iii) Mr. Williams, (iv) Dr. Gray, (v) Dr. Csimma, (vi) Dr. Trenschel and (vii) Mr. Wei are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company.

Board Diversity

The Board Diversity Matrix, below, provides the diversity statistics for our Board of Directors.

Board Diversity Matrix (As of April 5, 2023)
Total Number of Directors	8

	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

For more information on how the Governance and Nominating Committee considers diversity, refer to “Directors, Executive Officers and Corporate Governance—Governance and Nominating Committee.”

Board Leadership Structure

The Board has an independent chair, Mr. Neal, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

17.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Audit Committee responsibilities also include oversight of cybersecurity risk management, and, to that end, the committee typically meets twice annually with both IT and business personnel responsible for cybersecurity risk management and receives periodic reports from the head of cybersecurity risk management, as well as incidental reports as matters arise. Our Governance and Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Strategy and Finance Committee evaluates, approves in certain scenarios, and makes recommendations to the Board, with respect to the overall strategy of the Company with respect to potential strategic transactions and equity or debt financing transactions of the Company. Typically, the entire Board meets with the head of the Company’s risk management group at least annually, and the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from the head of risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Board’s lead independent director the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Stockholder Communications with the Board of Directors

We have adopted a formal process for stockholder communications with our independent directors. Individuals wanting to communicate with our directors are invited to communicate with the non-management members of the Board by sending correspondence to the Board, c/o Corporate Secretary, Palisade Bio, Inc., 7750 El Camino Real, Suite 2A, Carlsbad, CA 92009. These communications will be reviewed by the Secretary of Palisade, who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent directors. All communications directed to the Audit Committee in accordance with our Code of Business Conduct and Ethics policy or reported or on our Ethics Point whistleblower hotline that relate to questionable accounting or auditing matters will be promptly and directly forwarded to the Audit Committee, at the discretion of our compliance officer.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.palisadebio.com under the section entitled “Governance Documents.” The information on our website is not incorporated by reference into this proxy statement or our Annual Report for fiscal year 2022. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

18.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and the Company itself. A copy of the policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 22, 2023.

Hedging Policy

As part of our insider trading policy, no officer, director, other employee or consultant or any family members of such persons who reside with them, anyone else who lives in their households or any family members of such persons who do not live in their households but whose transactions in the Company’s securities are directed by, or subject to, the influence or control of such persons may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our common stock at any time. In addition, no officer, director, other employee or consultant may margin, or make any offer to margin, any of our common stock, including without limitation, borrowing against such stock, at any time.

*	The disclosure under the caption “Hedging Policy” is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Information Regarding Committees of the Board of Directors

The Board has four committees: an Audit Committee, a Compensation Committee, a Governance and Nominating Committee and a Strategy and Finance Committee. The following table provides, as of March 31, 2023, membership and meeting information for each of the Board committees:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee	Strategy and Finance Committee
James R. Neal		C	X	X
Stephanie C. Diaz	X		C
Donald A. Williams	C
Mary Ann Gray, Ph.D.				C
Cristina Csimma, Pharm.D., MHP		X
Robert J. Trenschel, D.O.	X
J.D. Finley (not Independent)				X

X = Current member of committee

C = Current member and chairperson of the committee

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

19.

The Audit Committee is composed of three directors: Mr. Williams (Chair), Ms. Diaz and Dr. Trenschel. The Audit Committee met five (5) times and acted through unanimous written consent two (2) time during the year ended December 31, 2022. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at www.palisadebio.com under the section entitled “Governance Documents.” The information on our website is not incorporated by reference into this proxy statement or our Annual Report for fiscal year 2022.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).

The Board has also determined that Mr. Williams qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Williams level of knowledge and experience based on a number of factors, including his formal education and his tenure as a partner at Grant Thornton LLP and his tenure as a partner at Ernst & Young LLP.

Report of the Audit Committee of the Board*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered accountant firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Donald Williams (Chair)

Stephanie C. Diaz

Robert Trenschel, D.O.

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is currently composed of two directors: Mr. Neal (Chair) and Dr. Csimma. The Board has determined that each member of the Compensation Committee is independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards), a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met seven (7) times and acted through unanimous written consent three (3) times during the year ended December 31, 2022. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.palisadebio.com under the section entitled “Governance Documents.” The information on our website is not incorporated by reference into this proxy statement or our Annual Report for fiscal year 2022.

20.

The Compensation Committee of the Board acts on behalf of the Board to review, modify (as needed) or approve (or, if it deems appropriate, making recommendations to the Board regarding) the overall compensation strategy and policies for the Company, including, among other things:

●	reviewing and approving (or, if it deems appropriate, making recommendations to the Board regarding) corporate performance goals and objectives, which shall support and reinforce the Company’s long-term strategic goals, relevant to the Company’s compensation plans and programs;

●	evaluating and approving (or, if it deems appropriate, making recommendations to the Board regarding) the compensation plans and programs advisable for the Company, as well as the modification or termination of existing plans and programs;

●	evaluating (including, if it deems appropriate, with the input of some or all of the other members of the Board) risks associated with and potential consequences of the Company’s compensation policies and practices, as applicable to all employees of the Company, and assessing whether risks and consequences arising from the Company’s compensation policies and practices for its employees, as may be mitigated by any other compensation policies and practices, are reasonably likely to have a material adverse effect on the Company;

●	establishing policies with respect to equity compensation arrangements, with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation to the Company; and

●	evaluating the efficacy of the Company’s compensation policy and strategy in achieving expected benefits to the Company and otherwise furthering the Committee’s policies.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer does not participate in and is not present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, to the extent required by the SEC and Nasdaq rules, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the year ended December 31, 2022, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Compensia Inc. (“Compensia”) as its compensation consultant. Our Compensation Committee identified Compensia based on its general reputation in the industry and experience providing similar services to companies similar to Palisade. The Compensation Committee requested that Compensia:

●	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals (including through a peer group analysis); and

●	assist in refining the Company’s compensation strategy and in developing and implementing executive and non-employee director compensation programs to execute that strategy.

In addition, under its charter, the Compensation Committee may form and delegate authority to subcommittees as appropriate.

21.

The Compensation Committee holds one or more meetings during the first quarter of the year to discuss and make recommendations to the Board for annual base salary compensation adjustments, annual bonuses, annual equity awards, and current year corporate performance objectives. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines recommendations to the Board regarding any adjustments to his compensation as well as equity awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, compensation data from comparative companies, compensation surveys, and recommendations of any compensation consultant, if applicable. The Compensation Committee considered the peer-group analysis from Compensia when making compensation decisions. Based on this analysis, the overall average of the 2022 cash compensation for the Company’s named executive officers was below the 50th percentile of the peer group.

Governance and Nominating Committee

The Governance and Nominating Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.

The Governance and Nominating Committee is currently composed of two directors: Ms. Diaz (Chair) and Mr. Neal. Each member of the Governance and Nominating Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards), a non-employee director and free from any relationship that would interfere with the exercise of his or her independent judgment. The Governance and Nominating Committee met one (1) time and acted through unanimous written consent one (1) time during the year ended December 31, 2022. The Board has adopted a written Governance and Nominating Committee charter that is available to stockholders on the Company’s website at www.palisadebio.com under the section entitled “Governance Documents.” The information on our website is not incorporated by reference into this proxy statement or our Annual Report for year ended December 31, 2022.

The responsibilities of the Governance and Nominating Committee include, among other things:

●	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board;

●	considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;

●	considering the need for and, if necessary, developing and instituting plans or programs for the continuing education of the Board; and

●	developing corporate governance principles to be applicable to the Company.

The Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Governance and Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Governance and Nominating Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Governance and Nominating Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

22.

The Governance and Nominating Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Governance and Nominating Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Governance and Nominating Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Governance and Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Governance and Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Governance and Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects candidates for recommendation to the Board by majority vote.

Our Governance and Nominating Committee does not have a formal policy regarding Board diversity. Diversity is one of a number of factors, however, that the committee takes into account in identifying nominees, and the Governance and Nominating Committee believes that it is essential that the Board members represent diverse viewpoints.

The Governance and Nominating Committee will consider director candidates recommended by stockholders. The Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Governance and Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Governance and Nominating Committee at the following address: Palisade Bio, Inc., Attn: Corporate Secretary, 7750 El Camino Suite 2A, Carlsbad, California 92009, no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Submissions must include, among other things, the name and address of the Company stockholder on whose behalf the submission is made; the number of Company shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Strategy and Finance Committee

The Strategy and Finance Committee is composed of three directors: Dr. Gray (Chair), Mr. Neal, and Mr. Finley. The Board has adopted a written Strategy and Finance Committee charter that is available to stockholders on the Company’s website at www.palisadebio.com under the section entitled “Governance Documents.” The information on our website is not incorporated by reference into this proxy statement or our Annual Report for year ended December 31, 2022

The functions of this committee include, among other things:

●	Reviewing with management, the Company’s strategy for strategic transactions and financing considerations, including the material details of any proposed strategic transaction.

●	Assisting management and the Board with identification of strategic transaction, including overseeing management and the Board’s due diligence process with respect to such strategic transactions, and making recommendations to the Board with respect to such transactions.

●	Providing guidance to the Board and management regarding capital raising transactions, refinancing, redemptions and other transactions impacting the Company’s capital structure.

●	Reviewing and approving registered direct overnight offerings of the Company, including underwriting or similar agreements.

The Strategy and Finance Committee met eleven (11) times and acted through unanimous written consent two (2) times during the year ended December 31, 2022.

23.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedures

In 2021, the Company adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related persons transactions.” For purposes of the Company’s policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related person transaction, management must present information regarding the proposed related person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

Certain Related Party Transactions

Other than compensation arrangements for our directors and executive officers, which are described above under the heading “Executive Compensation” and “Director Compensation” and except as set forth below, there were no transactions since January 1, 2020 to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of the average of our total assets for the fiscal years ended December 31, 2022 or 2021; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest

24.

The proposed or undertaken transactions are:

●	In April 2021, Dr. Kenneth Carter, Dr. Matthew Kalnik, and Mr. Dane Saglio, and Seneca’s senior vice president of research and development agreed to the cancellation of their respective outstanding options to purchase common stock in Seneca immediately prior to the closing of the Merger in exchange for aggregate consideration of $1,423,012. Dr. Carter, Dr. Kalnik, and Mr. Saglio served as (i) Executive Chairman, (ii) President and Chief Operating Officer, and (iii) Chief Financial Officer of Seneca, respectively, until the closing of the Merger.

●	In July 2021, Altium Growth Fund, LP (“Altium”), a then holder of more than five percent of our Common Stock, entered into a Waiver and Amendment Agreement with the Company (the “Waiver Agreement”). Pursuant to the Waiver Agreement, Altium and the Company agreed to waive certain rights, waive the reset provisions with respect to the exercise price and number of shares subject to the outstanding warrants held by Altium, eliminate certain financing restrictions, and accelerate registration rights for the shares underlying the warrants. As consideration for the foregoing, pursuant to the Waiver Agreement, the Company issued Altium an additional warrant to purchase up to 22,000 shares of Common Stock. The Waiver Agreement also provides that the Company will file a resale registration statement for the shares underlying Altium’s warrants, including the additional warrant to purchase up to 22,000 shares of Common Stock, before July 31, 2021.

Effective January 31, 2022 (the “2022 Effective Time”), Altium entered into a Waiver and Amendment Agreement with the Company (the “2022 Waiver Agreement”). Pursuant to the 2022 Waiver Agreement, Altium and the Company agreed to irrevocably waive any adjustment to the exercise price of the existing warrants held by Altium from and after 2022 Effective Time for the Company’s issuances of equity or equity-linked securities at a price below the exercise price of the warrants. The 2022 Waiver Agreement also includes agreement by the parties to, among other things, (i) restrict Altium’s ability to sell the Company’s securities through a “leak out” provision whereby sales are restricted by applying a volume limitation, (ii) shorten the notice period for the Investor’s participation rights related to certain future securities offerings, (iii) restrict the Company’s ability to conduct a primary offering of its securities for a specified period of time, and (iv) provide registration rights for the shares underlying the January Warrant (defined below). As consideration for the foregoing, pursuant to the 2022 Waiver Agreement, the Company issued Altium an additional warrant to purchase up to 45,000 shares of the Company’s common stock (the “January 2022 Warrant”). The January 2022 Warrant is exercisable beginning six months following the 2022 Effective Time.

●	In August 2021, we and Yuma Regional Medical Center (“Yuma”) entered into a Securities Purchase Agreement pursuant to which Yuma purchased 30,197 shares of our Common Stock and a warrant to purchase up to 7,549 shares of Common Stock for a total purchase price of $5,209,141.20. The Warrant is exercisable for five years. Dr. Trenschel does not have any pecuniary interest in these securities and disclaims beneficial ownership of them.

Pursuant to the purchase agreement, we agreed to file one or more registration statements with the SEC registering the resale of the shares and the shares of Common Stock issuable upon exercise of the warrant by Yuma, to have all such registration statements declared effective within the timeframes set forth in the purchase agreement, and to keep such registration statements effective for up to five years.

●	In October 2020, we issued and sold to Yuma, a holder of more than five percent of our common stock, (i) an unsecured promissory note in the principal amount of $0.5 million with an interest rate of 10% per annum (the “Yuma Notes”) and (ii) warrants to purchase 45,000 shares of our Common Stock at an exercise price of $0.73 per share (the “Old Yuma Warrants”). The Old Yuma Warrants were immediately exercisable and expire ten years from the date of issuance. In May 2021, we entered into an agreement with Yuma to amend the Yuma Notes to extend the maturity date of the Yuma Notes to November 15, 2021 (the “Notes Amendment”). In connection with the Notes Amendment, the Old Yuma Warrants were cancelled and we issued new warrants to purchase 100 shares of Common Stock at $300.00 per share to Yuma. Dr. Trenschel is a member of our Board and is the president and chief executive officer of Yuma.

25.

●	The Company determined that the outstanding stock options under the LBS 2013 Employee, Director, and Consultant Equity Incentive Plan, (as amended and restated, the “2013 Plan”) had an exercise price per share that was significantly higher than the current fair market value of the Company’s common stock (the “Underwater Options”). On November 18, 2021, the Compensation Committee resolved that it was in the best interests of the Company and its stockholders to amend the Underwater Options for Dr. Hallam, Mr. Finley and Dr. Dawson, our Chief Executive Officer, Chief Financial Officer and Chief Medical Officer, respectively, to reduce the exercise price per share to $116, the closing per share price of the Company’s common stock on November 18, 2021 (the “Repricing”). In accordance with the 2013 Plan requirements, the holders of the Underwater Options identified under the Repricing consented to the modification of their affected awards. All the other terms of the Underwater Options other than the exercise price remained the same, including the number of shares granted, vesting schedule and expiration date. The Company determined that the Repricing represented a modification of share-based awards under ASC 718. Accordingly, the Company recognized incremental compensation expense of $0.4 million for the year ended December 31, 2021. Of the incremental compensation expense recognized, $200,939, $147,197 and $37,574 was attributable to shares held by Dr. Hallam, Mr. Finley and Dr. Dawson, respectively.

●	During the fiscal year ended December 31, 2021, the Company paid the following compensation to its non-executive directors that served as directors at any time during such year:

○	An aggregate of $492,102 in cash;
○	An aggregate of $36,960 in stock awards consisting of 24,000 restricted stock units awarded to directors by Seneca Biopharma, Inc., prior to the merger with LBS; and
○	An aggregate of $489,489 in value of stock option grants consisting of 966 options granted to 7 directors during 2021, each having an exercise price of $116 per share and a term of 10 years.

●	Pursuant to a registered offering in May 2022, we sold an aggregate of 72,930 shares of our common stock, par value $0.01 per share, at a purchase price per share of $27.50 to certain of the selling stockholders. In a concurrent private placement, we also sold purchase warrants to such purchasers to purchase up to 72,930 shares of common stock at an exercise price of $35.525 per share, the closing bid price of our common stock on May 5, 2022. Altium Growth Fund LP, a holder of greater than 5% of our common stock, purchased 18,000 shares.

In a concurrent private placement, we also agreed to sell and issue to such purchasers warrants to purchase up to 72,930 shares of common stock at an exercise price of $35.525 per share, the closing bid price of our Common Stock on May 5, 2022. We issued Altium a warrant to purchase 18,000 shares of our Common Stock. The warrants are not exercisable until six months following the date of issuance and expire five and a half years from the date of issuance.

●	On August 16, 2022, J.D. Finley, our interim Chief Executive Officer and Chief Financial Officer participated in the Company’s underwritten offering. Pursuant to the offering, Mr. Finley invested $25,000 in exchange for 2,000 units at $12.50 per unit consisting of an aggregate of (i) 2,000 Common Shares, (ii) 2,000 Series 1 Common Stock purchase warrants and (iii) 2,000 Series 2 Common Stock purchase warrants. The Series 1 warrants have a term of one year from issuance and the Series 2 warrants have a term of five years from issuance. Both Series 1 and Series 2 warrants initially had exercises prices of $12.50 but have been subsequently reduced to $2.38 per share as a result of adjustments to the exercise prices for future offerings contained in the warrants.

●	On August 16, 2022, Thomas Hallam, PhD, our former Chief Executive Officer and former member of our Board, participated in the Company’s underwritten offering. Pursuant to the offering, Dr. Hallam invested $10,000 in exchange for 800 units at $12.50 per unit consisting of an aggregate of (i) 800 Common Shares, (ii) 800 Series 1 Common Stock purchase warrants and (iii) 800 Series 2 Common Stock purchase warrants. The Series 1 warrants have a term of one year from issuance and the Series 2 warrants have a term of five years from issuance. Both Series 1 and Series 2 warrants initially had exercises prices of $12.50 but have been subsequently reduced to $2.38 per share as a result of adjustments to the exercise prices for future offerings contained in the warrants.

●	On October 11, 2022, the Company entered into a separation agreement with Thomas Hallam, Ph.D., its former chief executive officer and member of its board of directors whereby the Company and Dr. Hallam agreed to a mutual release of claims in exchange for (i) the payment of an aggregate of $530,000 payable in twelve equal monthly installments, (ii) up to twelve (12) months of continued COBRA coverage, (iii) twelve (12) months of immediate vesting of his outstanding equity grants subject to time based vesting, and (iv) up to six (6) months of virtual job replacement services valued at $3,100. Subsequent to entering into the separation agreement, certain facts and conduct by Dr. Hallam were discovered that excused the Company’s performance under the settlement agreement. As a result, subsequent to paying Dr. Hallam an aggregate of $22,000, the Company determined that it is not probable that any additional compensation would be due to Dr. Hallam.

26.

●	On January 3, 2023, the Company granted J.D. Finley, our interim Chief Executive Officer and Chief Financial Officer, 5,236 restricted stock units valued at $20,000. The restricted stock units vest in 4 equal quarterly installments over the grant year. The restricted stock units were issued from the Company’s 2021 Equity Incentive Plan.

●	On February 6, 2023, the Company granted J.D. Finley, our interim Chief Executive Officer and Chief Financial Officer: (i) an option to purchase 57,200 shares of common stock valued at approximately $87,853, having an exercise price of $2.40 per share, a term of 10 years, and which vests quarterly over a three year period (ii) 41,700 restricted stock units valued at approximately $100,080 which vests in 12 equal installments quarterly over a three year period, and (iii) 32,500 restricted performance stock units valued at approximately $78,000, which vest (a) 50% when the volume weighted average price of the Company’s common stock over 20 consecutive trading days is $3.20, and (b) 50% when such volume weighted average price of the Company’s common stock over 20 consecutive trading days is $4.25. All of the grants issued to Mr. Finley were issued on a conditional basis, and are subject to the receipt of shareholder approval of the grants.

●	On February 6, 2023, the Company granted Robert McRae, our Chief Operating Officer: (i) an option to purchase 12,000 shares of common stock valued at approximately $18,431, having an exercise price of $2.40 per share, a term of 10 years, and which vests quarterly over three years (ii) 8,800 restricted stock units valued at approximately $21,120 which vests in 12 equal installments quarterly over a three year period, and (iii) 17,900 restricted performance stock units valued at approximately $42,960, which vest (a) 50% when the volume weighted average price of the Company’s common stock over 20 consecutive trading days is $3.20, and (b) 50% when such volume weighted average price of the Company’s common stock over 20 consecutive trading days is $4.25. All of the grants issued to Mr. Finley were issued on a conditional basis, and are subject to the receipt of shareholder approval of the grants.

●	On February 22, 2023, the Compensation Committee amended the Company’s non-employee director compensation policy. For a full discussion of this policy, see the section of this Proxy Statement entitled “Director Compensation”.

●	Pursuant to a registered offering in April 2023, we sold an aggregate of 756,317 shares of our common stock at a purchase price per share of $2.64 to certain institutional and accredited investors. In a concurrent private placement, we also sold (i) 455,242 unregistered shares of common stock, (ii) 1,061,164 prefunded warrants to purchase common stock with a perpetual term and exercise price of $0.0001 per share, and (iii) 2,272,723 common stock purchase warrants with a term of five (5) years and an exercise price of $2.64 per share. Armistice Capital LLC, a holder of greater than 5% of our outstanding Common Stock pursuant to the ownership of outstanding common stock purchase warrants, purchased (i) 378,160 shares in the registered offering and (ii) in the concurrent private placement: (a) 76,140 unregistered shares of common stock, (b) 682,063 prefunded warrants, and (c) 1,136,363 warrants to purchase common stock in exchange for an aggregate of $2,999,930.11.

Indemnification Agreements

We have entered into separate indemnification agreements with each of our directors in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The indemnification agreements, our amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify its directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

27.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Current Non-employee Director Compensation Policy

Our Compensation Committee amended the Non-employee Director Compensation Policy (the “Current Director Compensation Policy”) of the Company on February 22, 2023 that is applicable to each member of our Board who is not also serving as an employee or consultant to the Company. This compensation policy provides that each such non-employee director will receive the following compensation for service on our Board:

Cash Compensation

●	an annual cash retainer of $40,000;

●	an additional annual cash retainer of $35,000 for service as chairman of the board of directors;

●	an additional annual cash retainer of $20,000, $15,000, $10,000 and $20,000 for service as chair of the Audit Committee, Compensation Committee, the Governance and Nominating Committee and the Strategy and Finance Committee, respectively; and

●	an additional annual cash retainer of $10,000, $7,500, $5,000 and $10,000 for service as a member of the Audit Committee, Compensation Committee, the Governance and Nominating Committee and the Strategy and Finance Committee, respectively (not applicable to committee chairs).

Equity Compensation

●	Initial Grants For New Eligible Directors – (i) 13,700 common stock options and (ii) 10,000 restricted stock units, that each vest in equal monthly installments over a three (3) year period; and

●	Annual Grants For Eligible Directors – (i) 7,000 common stock options and (ii) 5,100 restricted stock units, each subject to the following terms:

○	One (1) year cliff vesting; and
○	Grant date three (3) days after the Company’s annual meeting of shareholders based on closing price of Company.

We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Dr. Hallam, our prior Chief Executive Officer, also served as director during 2022, but did not receive any additional compensation for his service as a director during his tenure. J.D. Finley was appointed to the Board on February 2, 2023, but will not participate in any of the foregoing director compensation given his service as an executive officer of the Company.

Legacy Non-employee Director Compensation Policy

Our Board adopted a Non-employee Director Compensation Policy in November 2021 that was applicable to each member of our Board who was not an employee or consultant to the Company. The policy was substantially the same as the Current Director Compensation Policy described above, except that the equity compensation component of the legacy policy was determined on an ad hoc basis at the discretion of the Board or Compensation Committee.

Compensation During 2022

The following table sets forth in summary form information concerning the compensation that was earned by each of our non-employee directors during the year ended December 31, 2022.

NAME	FEES EARNED OR PAID IN CASH	STOCK AWARDS($)	OPTION AWARDS ($)	TOTAL ($)
James R. Neal	$115,000	—	—	$115,000
Stephanie C. Diaz	$80,000	—	—	$80,000
Donald A. Williams	$60,000	—	—	$60,000
Mary Ann Gray, Ph.D.	$65,000	—	—	$65,000
Cristina Csimma, PharmD, MHP	$57,500	—	—	$57,500
Robert Trenchel, D.O.	$57,500	—	—	$57,500
Binxian Wei	$40,000	—	—	$40,000

28.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2022, consisting of our current principal executive officer and financial officer, our the next two most highly compensated executive officers as of December 31, 2022, and two additional individuals for whom disclosure would have been required to be provided under applicable SEC rules but for the fact that the individuals were not serving as an executive officer at December 31, 2022, were:

●	Thomas Hallam, Ph.D., our former Chief Executive Officer;

●	J.D. Finley, our current interim Chief Executive Officer and Chief Financial Officer;

●	Herbert Slade, MD FAAAAI, our current Chief Medical Officer;

●	Michael Dawson, M.D., our former Chief Medical Officer; and

●	Robert McRae, our current Chief Operating Officer.

The following table presents all of the compensation awarded to or earned by or paid to our named executive officers during the fiscal years ended December 31, 2022 and 2021.

Summary Compensation Table

Name and Principal Position		Year	Salary ($)	Bonus ($)		Option Awards (2) ($)		Non-Equity Incentive Plan Compensation (7) ($)	All Other Compensation ($)	Total ($)
Thomas Hallam, Ph.D.		2022	415,167	—		96,572	(4)	—	22,083	533,822
Former Chief Executive Officer	(8)	2021	453,617	30,000	(1)	750,474	(3)	159,000	1,776	1,394,867
J.D. Finley		2022	440,500			39,961	(5)	133,100	—	613,561
Chief Executive Officer and Chief Financial Officer	(9)	2021	365,389	50,000	(1)	593,316	(3)	104,000	—	1,112,705
Herbert Slade, MD, FAAAAI		2022	—	—	(1)	—		—	59,063	59,063
Chief Medical Officer	(10)	2021	—	—		—		—	—	—
Michael Dawson		2022	94,501	—		19,981	(6)	—	74,698	189,180
Former Chief Medical Officer	(11)	2021	111,747	—		96,049	(3)	27,800	—	235,596
Robert McRae	(12)	2022	350,000	—		61,067	(14)	89,420		500,487
Chief Operating Officer	(13)	2021	12,153	50,000		—		—	—	62,153

(1)	Amounts reported represent bonuses earned in 2020 and paid in 2021 related to the voluntary deferral of salary in 2020 and bonuses earned in 2021 and paid in 2021 related to the closing of the merger transaction with Seneca Biopharma. These bonuses were paid at the discretion of our Board.
(2)	In accordance with SEC rules, reflects the aggregate grant date fair value of stock options granted to our named executive officers during fiscal years ended December 31, 2021 and 2022 under the 2013 Plan and the 2021 EIP, as determined in accordance with the provisions of FASB ASC Topic 718. The valuation assumptions used in calculating their fair value of the stock options are included in Note 9 to our audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2022 with respect to grants in 2021 and contained in Note 8 of our condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

29.

(3)	Amounts include the incremental fair value of the repricing of: (i) options with respect to 236,324 shares underlying vested options granted to Dr. Hallam, (ii) 157,246 shares underlying vested options granted to Mr. Finley, and (iii) 34,115 shares underlying vested options granted to Dr. Dawson, computed in each case as of the repricing or modification date in accordance with FASB ASC Topic 718.
(4)	Amount includes an option grant to purchase 1,296 shares under the 2021 Equity Incentive Plan. The options were issued on February 17, 2022 and have an exercise price of $47.71 per share.
(5)	Amount includes an option grant to purchase 3,132 shares under the 2021 Equity Incentive Plan. The options were issued on February 17, 2022 and have an exercise price of $47.71 per share.
(6)	Amount includes an option grant to purchase 648 shares under the 2021 Equity Incentive Plan. The options were issued on February 17, 2022 and have an exercise price of $47.71 per share.
(7)	Amounts reflect non-equity discretionary cash incentive plan bonuses paid.
(8)	Dr. Hallam ceased to serve as our Chief Executive Officer and as a member of the Board of Directors effective October 11, 2022.
(9)	In addition to serving as our Chief Financial Officer, Mr. Finley began serving as interim Chief Executive Officer on October 11, 2022. The Board and Compensation Committee have not yet determined any base salary increase for Mr. Finley’s new role, if any, at this time, nor whether any such base salary increase will be applied retroactively.
(10)	Dr. Slade was appointed to serve as our Chief Medical Officer on November 17, 2022. Dr. Slade’s compensation consists of: (i) $31,063 paid to Dr. Slade as a consultant prior to becoming Chief Medical Officer and (ii) $28,000 paid to Dr. Slade as our chief medical officer consultant.
(11)	Dr. Dawson ceased to serve as our Chief Medical Officer effective October 11, 2022.
(12)	On February 2, 2023, Mr. McRae was appointed to Chief Operating Officer.
(13)	Mr. McRae was awarded a bonus of $50,000 in connection with his employment, which commenced on December 20, 2021.
(14)	Amount includes an option grant to purchase 1,800 shares under the 2021 Equity Incentive Plan. The options were issued on February 9, 2022 and have an exercise price of $52.50 per share.

Compensation Program Overview

Our compensation program for executive officers is designed to encourage our management team to continually achieve our short-term and long-term corporate objectives while effectively managing business risks and challenges. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary, an annual performance-based bonus and long-term equity-based incentives.

The Compensation Committee shall review, determine and approve (or, if it deems appropriate, recommend to the Board for determination and approval, except as provided below), at their discretion, in light of relevant performance goals and objectives, taking into account such other items as the Compensation Committee deems relevant.

Annual Base Salary

The compensation of our named executive officers for 2022 base salaries that became effective as of January 1, 2022 were as follows:

NAME	2022 BASE SALARY ($)
Thomas Hallam, Ph.D.	$530,000	(1)
J.D. Finley	$424,000	(2)
Michael Dawson, M.D.	$240,000	(3)

(1)	Dr. Hallam ceased to be an employee of the Company effective October 11, 2022.
(2)	Mr. Finley began serving as interim CEO in addition to his role as CFO effective October 11, 2022. Mr. Finley’s base salary was increased to $490,000 effective October 1, 2022 by the Board on February 2, 2023.
(3)	Dr. Dawson ceased to be an employee of the Company effective October 11, 2022.

30.

Bonus Opportunity

Named executive officers are eligible to be considered for an annual discretionary cash incentive bonus of up to a percentage of their respective base salary, based on achievement of individual and/or corporate performance targets, metrics and/or objectives to be determined and approved by the Board or the Compensation Committee, including pursuant to an annual incentive plan or similar plan adopted by the Board, if any. Any such bonus would be paid after the close of the fiscal year and after determination by the Board or the Compensation Committee. All annual incentive compensation is discretionary and not guaranteed and, in addition to the other conditions for earning such compensation, each officer must remain an employee in good standing of the Company on the annual incentive compensation payment date in order to be eligible for any annual incentive compensation. The Board (or the Compensation Committee thereof) may review executive officer’s annual performance bonus amount for adjustment from time to time. The 2022 annual discretionary cash incentive bonus targets were 50% of base salary for Dr. Hallam (prior to his termination), 40% of base salary for Mr. Finley, which was increased to 45% effective October 1, 2022, and 40% of base salary for Dr. Dawson (prior to his termination).

In 2022, the annual cash incentive bonus paid to Mr. Finley and Mr. McRae were calculated based on achievement of 73% of the corporate performance targets for the year multiplied by their respective bonus target percentages at the time. The corporate performance targets related to clinical development, capital raising, and corporate governance performance during 2022.

Option Repricing

The Company determined that the outstanding stock options under the LBS 2013 Amended and Restated Employee, Director, and Consultant Equity Incentive Plan, (as amended and restated, the “2013 Plan”) had an exercise price per share that was significantly higher than the current fair market value of the Company’s common stock (the “Underwater Options”). In November 2021, the Compensation Committee resolved that it was in the best interests of the Company and its stockholders to amend the Underwater Options for five key employees, including Dr. Hallam, Mr. Finley, and Dr. Dawson, to reduce the exercise price per share to the closing per share price of the Company’s common stock on November 18, 2021 (the “Repricing”). In accordance with the 2013 Plan requirements, the holders of the Underwater Options identified under the Repricing consented to the modification of their affected awards. All the other terms of the Underwater Options other than the exercise price remained the same, including the number of shares granted, vesting schedule and expiration date.

No options were repriced during the year ended December 31, 2022.

Equity Compensation Plans

As of December 31, 2022, we currently have the following equity compensation plans: (i) the Company’s 2021 Equity Incentive Plan, as amended (the “2021 EIP”), (ii) the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”), (ii) 2013 Plan, which was assumed by the Company in connection with the merger with Seneca BioPharma, (iii) the Company 2021 Inducement Plan (the “Palisade 2021 Inducement Plan”), (iv) Seneca’s 2019 Equity Incentive Plan (the “Seneca 2019 Plan”), (v) Seneca’s 2020 Equity Incentive Plan (the “Seneca 2020 Plan”) and (vi) Seneca’s Inducement Award Stock Option Plan (the “Seneca Inducement Plan”). As a result of the approval of the Company’s 2021 Equity Incentive Plan, no future awards may be granted under the 2013 Plan. No future awards may be granted under the 2013 Plan, Seneca 2019 Plan, the Seneca 2020 Plan, or the Seneca Inducement Plan. There are no securities outstanding under the ESPP plan.

FOR ADDITIONAL INFORMATION, PLEASE SEE BELOW UNDER “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END.”

Say-on-Pay

At our 2022 Annual Meeting of Stockholders held on June 9, 2022, we submitted an advisory vote on the compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). At our 2022 Annual Meeting, excluding broker non-votes, approximately 5,753,960 shares cast votes with regard to the say-on-pay proposal. Of those, 3,765,654 or approximately 65.44%, of the shares approved the compensation of named executive officers. We believe that the outcome of our say-on-pay vote signals our stockholders’ support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. In light of this stockholder support, the Compensation Committee determined not to change its approach to compensation. However, even though stockholders demonstrated overwhelming support for our compensation approach in 2022, the Compensation Committee annually reviews our compensation practices to determine how they might be improved. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

31.

Agreements with Our Named Executive Officers

We are party to (i) an employment with Mr. Finley, our interim Chief Executive Officer and Chief Financial Officer and (ii) a consulting agreement with Dr. Slade, our Chief Medical Officer.

Previously, we were a party to (i) an employment agreement entered into with Dr. Hallam in December 2020 (entered into by LBS) and (ii) an employment agreement entered into with Dr. Dawson in December 2020 (entered into by LBS). Employment for both Dr. Hallam and Dr. Dawson terminated on October 11, 2022.

Descriptions of each of the foregoing employment or consulting agreement(s) are described below.

Finley Employment Agreement

Mr. Finley served as our Chief Financial Officer pursuant to his employment agreement dated December 16, 2022 (“Finley Employment Agreement”). Additionally, effective October 11, 2022, Mr. Finley was appointed to serve as our interim Chief Executive Officer. Pursuant to the Finley Employment Agreement, Mr. Finley receives an annual base salary of $400,000, with an annual target cash bonus of 40% of his base salary. Mr. Finley also received a one-time payment of $231,000, consisting of (i) $39,500 for the 2019 performance bonus, which had been voluntarily deferred (ii) $127,969 for the amount of 2020 salary that had been voluntarily deferred, (iii) a bonus equal to 10% of the 2020 salary that had been voluntarily deferred and (iv) a bonus of $50,000 awarded for the successful close of the merger with Seneca. In February 2022, Mr. Finley’s base salary was increased to $424,000 per annum. Effective 1, 2022, Mr. Finley’s salary was increased to $490,000 pursuant to his appointment as interim Chief Executive Officer. The Company anticipates entering into an amendment to the Finley Employment Agreement to reflect the increase in base salary.

The Finley Employment Agreement also provided that if the Company terminated Mr. Finley without “Cause” or if Mr. Finley resigned his employment for “Good Reason”, each as defined in the Finley Employment Agreement, Mr. Finley would be entitled to receive (i) salary continuation and COBRA reimbursement for twelve (12) months each, up to three (3) months of outplacement assistance, and (iii) 9 months of immediate vesting of equity grants subject to time based vesting. In the case of a termination that occurred during the period beginning three (3) months before and ending twelve (12) months after a “Change in Control”, (a) these severance-related periods would also be (12) months, (b) the equity award acceleration will result in full vesting for all time-based awards, and (c) Mr. Finley would receive an additional payment equal to his target bonus.

Upon Mr. Finley’s termination for any reason, Mr. Finley will be entitled to receive amounts earned but unpaid during his term of service, including unpaid salary and unused vacation, as applicable.

Mr. Finley received certain stock option grants under the 2013 Plan and the 2021 EIP that were granted subject to the general terms of the 2013 Plan or 2021 EIP, as applicable, and the relevant form of stock option agreement. The specific terms of such grants are described under the heading “Outstanding Equity Awards at Fiscal Year-End.”

Slade Consulting Agreement

Effective November 17, 2022, we appointed Dr. Slade as our Chief Medical Officer. Dr. Slade serves in this role on a consulting basis and receives compensation based on his hours of service. Dr. Slade has previously been providing consulting services to the Company since May 2022. Dr. Slade’s consulting agreement does not provide for any severance or termination-based benefits upon termination or resignation.

32.

McRae Employment

Effective February 2, 2022, Robert McRae was appointed Chief Operating Officer of the Company. Pursuant to Mr. McRae’s appointment, the Board agreed to pay Mr. McRae a base salary of $400,000 per annum and set his target bonus at 40% of his base salary. The Company has not yet entered into a formal employment agreement with Mr. McRae.

Hallam Employment Agreement

Dr. Hallam served as our Chief Executive Officer pursuant to his employment agreement dated December 16, 2022 (“Hallam Employment Agreement”) until October 11, 2022. Pursuant to the Hallam Employment Agreement, Dr. Hallam received an annual base salary of $490,000, with an annual target cash bonus of 50% of his base salary. Dr. Hallam also received a one-time payment of $285,000, consisting of (i) $73,500 for the 2019 performance bonus, which had been voluntarily deferred (ii) $164,937 for the amount of 2020 salary that had been voluntarily deferred, (iii) a bonus equal to 10% of the 2020 salary that had been voluntarily deferred and (iv) a discretionary bonus of $30,000 awarded for the successful close of the merger with Seneca. In February 2022, Dr. Hallam’s base salary was increased to $530,000 per annum.

Hallam Termination / Change in Control Payments

The Hallam Employment Agreement also provided that if the Company terminated Dr. Hallam without “Cause” or if Dr. Hallam resigned his employment for “Good Reason”, each as defined in the Hallam Employment Agreement, Dr. Hallam would be entitled to receive (i) salary continuation and COBRA reimbursement for twelve (12) months each, up to three (3) months of outplacement assistance, and (iii) 12 months of immediate vesting of equity grants subject to time based vesting. In the case of a termination that occurred during the period beginning three (3) months before and ending twelve (12) months after a “Change in Control”, (a) these severance-related periods would have increased to eighteen (18) months, (b) the equity award acceleration will result in full vesting for all time-based awards, and (c) Dr. Hallam would receive an additional payment equal to his target bonus.

Upon Dr. Hallam’s termination, Dr. Hallam received amounts earned but unpaid during his term of service, including unpaid salary and unused vacation, as applicable.

Pursuant to his service, Dr. Hallam received certain stock option grants under the 2013 Plan and the 2021 EIP that were granted subject to the general terms of the 2013 Plan or 2021 EIP, as applicable, and the relevant form of stock option agreement. The specific terms of such grants are described under the heading “Outstanding Equity Awards at Fiscal Year-End.”

Termination of Employment of Dr. Hallam

On October 11, 2022, the Company entered into a separation agreement with Thomas Hallam, Ph.D., its former chief executive officer and member of its board of directors whereby the Company and Dr. Hallam agreed to a mutual release of claims in exchange for (i) the payment of an aggregate of $530,000 payable in twelve equal monthly installments, (ii) up to twelve (12) months of continued COBRA coverage, (iii) twelve (12) months of immediate vesting of his outstanding equity grants subject to time based vesting, and (iv) up to six (6) months of virtual job replacement services valued at $3,100. Subsequent to entering into the separation agreement, certain facts and conduct by Dr. Hallam were discovered that excused the Company’s performance under the settlement agreement. As a result, subsequent to paying Dr. Hallam an aggregate of $22,000, the Company determined that it is not probable that any additional compensation would be due to Dr. Hallam.

Dawson Employment Agreement

Dr. Dawson served as our Chief Medical Officer pursuant to his employment agreement dated December 16, 2020 (“Dawson Employment Agreement”) until October 11, 2022. Pursuant to the Dawson Employment Agreement, Dr. Dawson received an annual base salary of $115,900, with an annual target cash bonus of 40% of his base salary. Dr. Dawson also received a one-time payment of $66,000, consisting of (i) $7,500 for the 2019 performance bonus, which had been voluntarily deferred (ii) $52,515 for the amount of 2020 salary that had been voluntarily deferred, and (iii) a bonus equal to 10% of the 2020 salary that had been voluntarily deferred. In February 2022, Dr. Dawson’s base salary was increased to $240,000 per annum.

33.

Dawson Termination / Change in Control Payments

The Dawson Employment Agreement also provided that if the Company terminated Dr. Dawson without “Cause” or if Dr. Dawson resigned his employment for “Good Reason”, each as defined in the Dawson Employment Agreement, Dr. Dawson would be entitled to receive (i) salary continuation and COBRA reimbursement for nine (9) months each, (ii) up to three (3) months of outplacement assistance, and (iii) nine (9) months of immediate vesting of equity grants subject to time based vesting. In the case of a termination that occurred during the period beginning three (3) months before and ending twelve (12) months after a “Change in Control”, (a) these severance-related periods would have increased to nine (9) months, (b) the equity award acceleration will result in full vesting for all time-based awards, and (c) Dr. Dawson would receive an additional payment equal to his target bonus.

Upon a termination of service for any reason, Dr. Dawson would be entitled to receive amounts earned during his term of service, including unpaid salary and unused vacation, as applicable.

As a result of his termination from the Company, all of Dr. Dawson’s option grants have expired as of the date of this Registration Statement.

Perquisites, Health, Welfare and Retirement Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our named executive officers. Current named executive officers are eligible to participate in our defined contribution 401(k) plan, on the same basis as all of our other employees, under which they may make voluntary contributions as a percentage of compensation. No matching contributions have been made since the adoption of the 401(k) plan.

Pay versus Performance

The Compensation Committee approves and administers our executive compensation program, which it designs to attract, incentivize, reward, and retain our executive officers. Our program aligns executive pay with stockholder interests and links pay to performance through a blend of short-term and long-term performance measures.

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our named executive officers and certain aspects of our financial performance.

Pay-Versus-Performance Table

Pay Versus Performance
							Value of
					Average	Average	Initial Fixed
			Summary	Compensation	Summary	Compensation	$100
	Summary	Compensation	Compensation	Actually	Compensation	Actually	Investment
	Compensation	Actually	Table Total	Paid	Table Total	Paid	Total
Year	Table Total for First PEO[1]	Paid for First PEO[2]	for Second PEO[1]	for Second PEO[2]	for Non-PEO NEOs[3]	for Non-PEO NEOs[4]	Shareholder Return[5]	Net Income or Loss[6]
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(h)
2022	$533,822	$269,883	$613,561	$460,933	$249,577	$216,433	$1	$-14,260,000
2021	$1,394,867	$818,657	N/A	N/A	$674,151	$426,418	$13	$-26,616,000

[1]	The dollar amounts reported in columns (b) represent the amounts of total compensation reported for Thomas Hallam, Ph.D. (our “First PEO”), and J.D. Finley (our “Second PEO”), who was appointed to interim CEO in 2022, for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year. Please refer to “Executive Compensation – Summary Compensation Table.”

[2]	The dollar amounts reported in columns (c) represent the amounts of “compensation actually paid” to Thomas Hallam, Ph.D., and J.D. Finley, as computed in accordance with Item 402(v) of Regulation S-K for each covered fiscal year. The dollar amounts do not reflect the actual amounts of compensation earned or received by or paid to these two individuals during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to these two individual’s total compensation for each covered fiscal year to determine the “compensation actually paid” to them for such fiscal year:

34.

First PEO - Thomas Hallam, Ph.D.
			2021	2022
	Summary Compensation Table - Total Compensation	(a)	$1,394,867	$533,822
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	$750,474	$96,572
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	$181,635	$0
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	$-87,188	$0
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	$159,235	$4,502
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	$-79,418	$-91,637
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	$0	$80,233
=	Compensation Actually Paid		$818,657	$269,883

Second PEO - J.D. Finley
			2021	2022
	Summary Compensation Table - Total Compensation	(a)		$613,561
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)		$39,961
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)		$1,032
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)		$-91,952
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)		$1,611
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)		$-23,359
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)		$0
=	Compensation Actually Paid			$460,933

(a)	The reported total compensation reflects the “Total” compensation as reported in the Summary Compensation Table for each covered fiscal year.
(b)	The reported grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each covered fiscal year. These equity award values are adjusted for each covered fiscal year by the addition (or subtraction, as applicable) as described in footnotes (c), (d), (e), (f), and (g).
(c)	The year-end fair value of all equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(d)	The amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(e)	For equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date;
(f)	For equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;
(g)	For equity awards that are granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year, and;
(h)	The amounts deducted or added in calculating the equity award adjustments are as follows:

Equity Award Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. The valuation assumptions used to calculate the fair values of the stock options held by these two individuals that vested during or were outstanding as of the end of each covered fiscal year materially differed from those valuation assumptions disclosed at the time of grant in the following respects: the expected term assumptions varied from 3.61 years to 6.38 years, the stock price volatility assumptions varied from 71.5% to 80% and the risk-free interest rate assumption varied from 0.5% to 4.2%, depending on the specific stock option the fair value of which was being recalculated.

35.

[3]	The dollar amounts reported in column (d) represent the average of the amounts of total compensation reported for our NEOs as a group, for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year. These amounts exclude Thomas Hallam, Ph.D. who served as CEO in 2022 and 2021, and J.D. Finley in 2022 due to his appointment as interim CEO in 2022 (J.D. Finley’s 2021 compensation is included in 2021 as he served as our CFO for the entire year). The names of each NEO included for purposes of calculating the average amounts of total compensation in each covered fiscal year are as follows:

●	for 2022, the average “compensation actually paid” comprised the compensation of H. Slade, M.D., FAAAI, M. Dawson, and R. McRae;

●	for 2021, the average “compensation actually paid” comprised the compensation of J.D. Finley, and M. Dawson.

[4]	The dollar amounts reported in column (e) represent the average amount of “executive compensation actually paid” to our NEOs as a group (as defined above), as computed in accordance with Item 402(v) of Regulation S-K for each covered fiscal year. The dollar amounts do not reflect the actual average amount of compensation earned or received by or paid to our NEOs as a group (as defined above) during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation for each fiscal year to determine the “compensation actually paid” for such fiscal year, using the same methodology described above in Note 4(b) below:

NEO Average
			2021	2022
	Summary Compensation Table - Total Compensation	(a)	$674,151	$249,577
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	$344,683	$27,016
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	$74,485	$391
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	$-38,434	$0
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	$95,600	$2,021
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	$-34,701	$-1,598
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	$0	$6,941
=	Compensation Actually Paid		$426,418	$216,433

(a)	The reported total compensation reflects the “Total” compensation as reported in the Summary Compensation Table for each covered fiscal year.
(b)	The reported grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each covered fiscal year. These equity award values are adjusted for each covered fiscal year by the addition (or subtraction, as applicable) as described in footnotes (c), (d), (e), (f), and (g).
(c)	The year-end fair value of all equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(d)	The amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(e)	For equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date;
(f)	For equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;
(g)	For equity awards that are granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year, and;
(h)	The amounts deducted or added in calculating the equity award adjustments are as follows:

[5]	Cumulative total stockholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2020) by our share price at the beginning of the measurement period.

[6]	The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for each covered fiscal year.

36.

Compensation Actually Paid and Company TSR

The following graph presents the alignment between the amount of compensation actually paid to our principal executive officer or PEO, and the average amount of compensation actually paid to our other NEOs as a group (except Thomas Hallam, Ph.D., and J.D. Finley in 2022) with our TSR over the period presented in the Pay-Versus-Performance Table.

Compensation Actually Paid and Net Income

The following graph presents the alignment between the amount of compensation actually paid to J.D. Finley, and the average amount of compensation actually paid to our other NEOs as a group (except Thomas Hallam, Ph.D., and J.D. Finley in 2022) with our Net Income over the period presented in the Pay-Versus-Performance Table.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (2)	Option Exercise Price Per Share (3)	Option Expiration Date
Thomas Hallam(4)	2/17/2022		1,305	—	$47.71	1/11/2023	(5)
	11/18/2021		2,708	—	$116.00	1/11/2023	(5)
	4/27/2021	(6)	543	—	$116.00	1/11/2023	(5)
	3/18/2020	(6)	245	—	$116.00	1/11/2023	(5)
	3/22/2019	(6)	543	—	$116.00	1/11/2023	(5)
	3/22/2019	(6)	174	—	$116.00	1/11/2023	(5)
	3/22/2019	(6)	300	—	$116.00	1/11/2023	(5)
	3/22/2019	(6)	407	—	$116.00	1/11/2023	(5)
	11/10/2017	(6)	54	—	$116.00	1/11/2023	(5)
	11/10/2017	(6)	1910	—	$116.00	1/11/2023	(5)
	6/12/2015	(6)	134	—	$116.00	1/11/2023	(5)
	6/12/2015	(6)	9	—	$116.00	1/11/2023	(5)
	5/16/2014	(6)	543	—	$116.00	1/11/2023	(5)

J.D. Finley	2/17/2022		324	972	$47.71	2/17/2032
	11/18/2021		919	2,642	$116.00	11/18/2031
	4/27/2021	(6)	652	—	$116.00	4/27/2031
	2/19/2020	(6)	146	12	$116.00	2/19/2030
	3/22/2019	(6)	293	—	$116.00	3/22/2029
	3/22/2019	(6)	380	—	$116.00	3/22/2029
	3/22/2019	(6)	194	—	$116.00	3/22/2029
	3/22/2019	(6)	113	—	$116.00	3/22/2029
	11/10/2017	(6)	1,041	—	$116.00	11/10/2027
	12/9/2016	(6)	190	—	$116.00	12/13/2024
	6/12/2015	(6)	208	—	$116.00	6/12/2025

Robert McRae	2/9/2022		600	1,200	$52.50	2/9/2023

(1)	Option awards were granted under the 2013 Plan and the 2021 EIP.
(2)	Options vest in equal proportions each quarter over three years, generally from the date of grant, except those options specifically granted on April 27, 2021, which vest quarterly over one year.

37.

(3)	All of the option awards granted under the 2013 Plan were granted with a per share exercise price equal to fair market value of one share of LBS common stock on the date of grant, as determined in good faith by the Board. All of the option awards granted under the 2021 EIP were granted with a per share exercise price equal to the closing price of Palisade’s common stock on the grant date.
(4)	Per the terms of Mr. Hallam’s Separation Agreement and Release, vesting of awards was accelerated and deemed vested as if Mr. Hallam had remained employed for the 12 months after the date of his separation from employment with the Company on October 11, 2022.
(5)	Per the terms of the 2013 Plan and the 2021 EIP, Mr. Hallam’s options to purchase shares of common stock expired three months after separation from employment with the Company, which occurred on October 11, 2022.
(6)	Granted under the 2013 Plan. Such options were repriced, as discussed in the section entitled “Executive Compensation—Option Repricing.”

Equity Benefit Plans

The principal features of our equity plans are summarized below. The summaries below do not reflect our proposed amendments to the 2021 Equity Incentive Plan or the 2021 Employee Stock Purchase Plan contained in Proposal 3 and Proposal 4, respectively, of this Proxy Statement.

2021 Equity Incentive Plan

Our board and stockholders approved the 2021 EIP, which became effective in April 2021. The number of shares of common stock reserved for issuance under the 2021 EIP will automatically increase on January 1 of each calendar year, starting on January 1, 2022 through January 1, 3031, in an amount equal to the lesser of (1) 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding year, or (2) a lesser number of shares of Common Stock determined by the Board prior to the date of the increase. As of December 31, 2022, 20,589 shares of common stock were authorized for future grants under the 2021 Plan and there were 20,844 outstanding stock options. Under the 2021 EIP, we made conditional grants to certain members of management that are subject to shareholder approval.

Our 2021 Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates. Our compensation committee has the authority, concurrent with our Board, to administer our 2021 EIP. The Board may also delegate to one or more of our officers certain authority under the terms of the 2021 Plan.

38.

Stock options under the 2021 EIP are generally granted with an exercise price equal to the fair market value of our common stock on the date of grant. Options granted under the 2021 EIP vest at the rate specified in the stock option agreement as determined by the plan administrator. Options may have a term up to a maximum of 10 years. Unless the terms of an optionee’s stock option agreement provides otherwise, if an optionee’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionee may generally exercise any vested options for a period of three months following the cessation of service. If an optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionee dies within a certain period following cessation of service, the optionee or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual. In no event may an option be exercised beyond the expiration of its term.

Our 2021 EIP Plan provides that in the event of certain specified significant corporate transactions (or a change in control, as defined below), unless otherwise provided in an award agreement or other written agreement between us and the award holder, the administrator may take one or more of the following actions with respect to such stock awards:

●	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting, in whole or in part, of the stock award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

●	cancel or arrange for the cancellation of the stock award, without the approval of stockholders but with the consent of any materially adversely affected participant, in exchange for other awards, cash, or other consideration, if any, as determined by the board; or

●	make a payment, in the form determined by our Board, equal to the excess, if any, of (i) the per share amount payable to holders of common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

Under the 2021 EIP, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction. In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, our Board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Common Stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

39.

2021 Employee Stock Purchase Plan

Additional long-term equity incentives are provided through the 2021 Employee Stock Purchase Plan, or the ESPP, which became effective in connection with the Merger. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Our compensation committee has the authority, concurrent with our Board, to administer the ESPP. Under the ESPP, generally all of our regular employees (including our Named Executive Officers during their employment with us) may participate and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock. The number of shares of common stock reserved for issuance under the ESPP will automatically increase on January 1 of each calendar year, starting on January 1, 2022 through January 1, 3031, in an amount equal to the lesser of (1) 1% of the total number of shares of Common Stock outstanding on December 31 of the preceding year, (2) 5,160 shares of Common Stock, or (3) such lesser number of shares of Common Stock as the Board may designate prior to the date of increase. As of December 31, 2022, 5,159 shares of common stock were authorized for future grants under the ESPP and there were no outstanding common stock shares issued.

The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our common stock will be purchased for employees participating in the offering. Unless otherwise determined by our compensation committee, shares are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of our common stock on the first date of an offering or (b) 85% of the fair market value of our common stock on the date of purchase.

2021 Inducement Plan

The Board adopted the Palisade 2021 Inducement Plan in November 2021. Our Palisade 2021 Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c) of the Nasdaq Listing Rules. Our Palisade 2021 Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other forms of stock awards.

Stock awards granted under our Palisade 2021 Inducement Plan may only be made to individuals who did not previously serve as employees or non-employee directors of the Company or an affiliate of the Company (or following such individuals’ bona fide period of non-employment with the Company or an affiliate of the Company), as an inducement material to the individuals’ entering into employment with the Company or an affiliate of the Company or in a manner otherwise permitted by Rule 5635(c) of the Nasdaq Listing Rules. In addition, stock awards must be approved by either a majority of the Company’s “independent directors” (as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) or the Compensation Committee, provided such committee comprises solely independent directors. The terms of our Palisade 2021 Inducement Plan are otherwise substantially similar to our 2018 Plan (including with respect to the treatment of stock awards upon corporate transactions involving us or certain changes in our capitalization), except stock awards granted under our Palisade 2021 Inducement Plan may not be repriced without stockholder approval.

The maximum number of shares of our common stock that may be issued under our Palisade 2021 Inducement Plan is 15,000 shares. Shares subject to stock awards granted under our Palisade 2021 Inducement Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our Palisade 2021 Inducement Plan. Additionally, shares become available for future grant under our Palisade 2021 Inducement Plan if they were issued under stock awards granted under our Palisade 2021 Inducement Plan and we repurchase or reacquire them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award. As of December 31, 2022, there were 6,440 shares of the Company’s common stock authorized and available for issuance as equity-based awards under the 2021 Inducement Plan.

Seneca Equity Compensation Plans

Seneca 2019 Plan

Pursuant to the completion of the merger transaction in April 2021, all outstanding awards under the Seneca 2019 Plan were cancelled and no further awards will be granted under the Seneca 2019 Plan.

40.

Seneca Inducement Plan

Pursuant to the completion of the merger transaction in April 2021, all outstanding awards under the Seneca Inducement Plan were cancelled and no further awards will be granted under the Seneca Inducement Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our equity compensation plans which have outstanding securities as of December 31, 2022. For the description of these plans, please see below under “Equity Benefit Plans.”

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)	Weighted- Average Exercise Price for Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders
2021 EIP (1)	20,167	$99.21	20,589
2013 Plan (2)	14,274	$778.77	—
ESPP (3)	—	—	5,160
Equity compensation plans not approved by security holders
Palisade 2021 Inducement Plan	8,560	$51.10	6,440
Total	43,001	$315.21	32,875

(1)	On January 1 of each calendar year, the number of shares of common stock authorized under the 2021 EIP increases by an amount equal to (i) 4% of the total number of shares of common stock outstanding on December 31 of the preceding year, or (ii) a lesser number of shares of common stock determined by the Board prior to the date of the increase. Note that these calculations do not take into account the proposed amendments to the 2021 EIP contained in Proposal 3 of this Proxy Statement.
(2)	Although certain outstanding awards under the plan are outstanding, no additional grants will be made pursuant to such plan.
(3)	On January 1 of each calendar year, the number of shares of common stock authorized under the ESPP increases by (i) 1% of the total number of shares of common stock outstanding on December 31 of the preceding year, (ii) 6,935 shares of common stock, or (3) such lesser number of shares of common stock as the Board may designate prior to the date of increase. Note that these calculations do not take into account the proposed amendments to the ESPP contained in Proposal 4 of this Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Independent Registered Accounting Firm

On September 21, 2022, the Audit Committee approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm.

41.

The audit report of BDO on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 30, 2021 and 2020 and the subsequent interim period through September 21, 2022, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of such disagreements in connection with its report on the financial statements for such periods.

During the Company’s two most recent fiscal years ended December 30, 2021 and 2020 and the subsequent interim period September 21, 2022, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that as previously disclosed, the Company reported that there were material weaknesses in internal controls over financial reporting for the years ending December 31, 2021 and 2020 related to: (i) lack of controls in the financial closing and reporting process and (ii) fair value calculation of options granted.

The Company provided BDO with a copy of the disclosure made pursuant to Item 4.01 in the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2022 (the “Auditor 8-K”), and requested that BDO provide a letter addressed to the SEC stating whether or not it agrees with the statements made in response to Item 4.01. BDO responded with a letter dated September 26, 2022, a copy of which is attached as Exhibit 16.1 to the Company’s Auditor 8-K, stating that BDO agreed with the statements set forth above (with respect to part (a) of the Auditor 8-K).

On September 21, 2022, the Audit Committee approved the appointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2022, effective September 21, 2022.

During the years ended December 31, 2021 and 2020 and the subsequent interim periods through September 21, 2022, neither the Company nor anyone acting on its behalf consulted with Baker Tilly with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Principal Accountant Fees and Services

Services Rendered to the Company by Baker Tilly

The following table represents aggregate fees billed to the Company for services performed beginning September 21, 2022 (the date of appointment) through December 31, 2022 by Baker Tilly.

Year Ended December 31,
2022
Audit Fees(1)	$265,000
Audit-related Fees	—
Tax Fees	—
All Other Fees	—

Total Fees	$265,000

(1)	Audit fees consist of fees billed for professional services performed by Baker Tilly for the audit of our annual financial statements, reviews of our financial statements included in our quarterly reports on Form 10-Q (which only included our 10-Q for the quarter ended September 30, 2022) and annual report on Form 10-K, reviews of our current reports on Form 8-K, and related services that are normally provided in connection with regulatory filings or engagements. Baker Tilly was appointed to serve as the Company’s independent registered public accounting firm on September 21, 2022.

All fees described above were pre-approved by the Audit Committee.

42.

Services Rendered to the Company by BDO

The following table represents aggregate fees billed to the Company for the year ended December 31, 2021 and from January 1, 2022 through September 21, 2022 (the date of dismissal) by BDO.

	Year Ended December 31,
	2022	2021
Audit Fees(1)	$339,609	$626,167
Audit-related Fees	—	—
Tax Fees		10,495
All Other Fees	—	—

Total Fees	$339,609	$636,662

(1)	Audit fees consist of fees billed for professional services performed by BDO for the audit of our annual financial statements, reviews of our financial statements included in our quarterly reports on Form 10-Q and annual report on Form 10-K, services in connection with securities offerings, reviews of our registration statements on Forms S-3 and S-4, reviews of our current reports on Form 8-K, and related services that are normally provided in connection with statutory and regulatory filings or engagements. BDO served as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and up through September 21, 2022 (the date of its dismissal).

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Baker Tilly. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Baker Tilly is compatible with maintaining the principal accountant’s independence.

43.

PROPOSAL ONE (1)

ELECTION OF DIRECTORS

The Company’s Board currently consists of eight (8) members, seven (7) of which are “independent,” as that term is defined by Listing Rules of the Nasdaq. The Company’s Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. The Company’s Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

At this year’s annual meeting, the terms of James Neal, J.D Finley, and Dr. Mary Ann Gray will expire. Three (3) directors will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2026. The Board has nominated Mr. Neal, Mr. Finley, and Dr. Gray as Class III directors to stand for reelection. Each of Mr. Neal, Mr. Finley and Dr. Gray are currently directors of the Company. The candidate receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as Class III directors.

The section titled “Directors, Executive Officers and Corporate Governance” beginning on page 13 of this Proxy Statement contain more information about the leadership skills and other experiences that caused the Governance and Nominating Committee and the Board to determine that the nominee should serve as a director of Palisade.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three Year Term Expiring at the

2026 Annual Meeting

Nominees for Term Expiring in 2026 (Class III)

The Governance and Nominating Committee recommended, and the Board of Directors nominated the following individuals to serve as Class III directors:

●	James Neal;
●	J.D. Finley; and
●	Mary Ann Gray, Ph.D.

Except as set forth below, unless otherwise instructed, the person appointed in the accompanying form of proxy will vote the proxies received by him for the nominees, whom are presently directors of Palisade Bio. In the event that the any of the nominees become unavailable or unwilling to serve as a member of our Board of Directors, the proxy holder will vote in his discretion for substitute nominee(s). The term of office of the persons elected as a director will continue until the 2026 annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Required Vote

The three nominees receiving the highest number of “FOR” votes from the holders of shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 1, shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Recommendation

Our Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of the Nominees to the Board of Directors

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44.

PROPOSAL TWO (2)

RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF BAKER TILLY US, LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

The Audit Committee has selected Baker Tilly US, LLP (“Baker Tilly”) as the independent registered public accounting firm for the fiscal year ending December 31, 2023. Baker Tilly was appointed as the Company’s independent registered public accounting firm on September 21, 2022 and served as the auditor for the Annual Report on Form 10-K for the year ended December 31, 2022. Prior to that, BDO USA, LLP served as the company’s independent registered public accounting firm from July 8, 2021 through September 21, 2022 and served as the auditor for the Annual Report on Form 10-K for the year ended December 31, 2021. Prior to that, Dixon Hughes Goodman LLP served as the Company’s independent registered public accounting firm from June 1, 2016 to July 8, 2021. Representatives of Baker Tilly are expected to attend the Annual Meeting virtually, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Baker Tilly as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Baker Tilly to stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Baker Tilly, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by Baker Tilly that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this Proposal Two will be required to ratify the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will have the same effect as votes “AGAINST” this proposal. Proposal Two is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal. Unless marked to the contrary, valid proxies received will be voted “FOR” ratification of the appointment of Baker Tilly.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

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45.

PROPOSAL THREE (3)

APPROVAL OF AMENDMENTS TO THE PALISADE 2021 EQUITY INCENTIVE PLAN

In this Proposal 3, we are asking our stockholders to approve amendments to the existing Palisade Bio, Inc. 2021 Equity Incentive Plan (“2021 Equity Incentive Plan”) as follows: increase (i) the number of shares of common stock issuable under the plan by 708,072 shares, (ii) the annual evergreen share increase amount from 4% to 7.5% of the outstanding shares of common stock on January 1 of each year; and the approval of conditional grants to employees which are exercisable or convertible for up to an aggregate of 209,700 shares of common stock (the “2021 Equity Plan Amendments”). If stockholders approve this proposal, the 2021 Equity Plan Amendments will become effective upon such approval.

On February 22, 2023, the Compensation Committee recommended that the Board approve the 2021 Equity Plan Amendments. On April 10, 2023, the Board approved the 2021 Equity Plan Amendments and the inclusion of such 2021 Equity Plan Amendments in this Proxy Statement.

As of the date of this Proxy Statement, the number of shares issuable under the 2021 Equity Incentive Plan is 159,215, subject to an automatic increase on January 1 of each year by 4% of the outstanding shares of common stock of the Company. Further, as of the date of this Proxy Statement, the Company had previously issued a total of 104,647 shares or shares underlying awards, of this amount (as a result of expirations or other timely cancellations for which total shares never exceeded the amount authorized under the 2021 Equity Incentive Plan), 91,260 shares have been issued or remain outstanding underlying grants. In addition, there are 209,700 shares underlying conditional (i) option grants, (ii) restricted stock units, and (iii) restricted performance stock units, all issued on February 6, 2023 (See “Plan Benefit Table” below). Therefore, prior to the amendment of the 2021 Equity Incentive Plan, there were 67,955 shares available for issuance under the 2021 Equity Incentive Plan excluding the conditional grants). Upon the approval of the 2021 Equity Plan Amendments (a) the number of shares available under the 2021 Equity Incentive Plan will be 867,287 shares (15% of the outstanding shares on the Record Date (including such number of shares issuable upon exercise of Incentive Stock Options), less (i) the existing grants that have been issued or that remain outstanding underlying grants and (ii) the 209,700 shares underlying the conditional grants, and (b) the annual evergreen share increase contained in the 2021 Equity Incentive Plan will increase form 4% to 7.5% of the outstanding shares of common stock on January 1 of each year.

Stockholder approval of the 2021 Equity Plan Amendments is required to: (i) comply with Nasdaq rules requiring stockholder approval of equity compensation plans; and (ii) comply with the incentive stock option rules under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Plan Benefit Table

As of the date hereof, we have made the following conditional grants:

Name and Position	Type of Award	# of Shares Underlying Award	Dollar Value of Award ($)
J.D. Finley, Interim CEO, CFO	Option (1)	57,200	$87,853
	Restricted Stock Unit (2)	41,700	$100,080
	Performance Stock Unit (3)	32,500	$78,000
Robert McRae, COO	Option (1)	12,000	$18,431
	Restricted Stock Unit (2)	8,800	$21,120
	Performance Stock Unit (3)	17,900	$42,960
Non-Executive Employees (aggregated)	Option (1)	12,300	$18,891
	Restricted Stock Unit (2)	9,000	$21,600
	Performance Stock Unit (3)	18,300	$43,920

(1)	On February 6, 2023, the Company issued (i) 57,200 options to J.D. Finley, (ii) 12,000 options to Robert McRae, and (iii) an aggregate of 12,300 options to certain employees. Each of the options vest in 12 equal quarterly installments over a three (3) year period from the date of issuance and was made on a conditional basis pursuant to Nasdaq market rules and will not be exercisable and can be unwound and cancelled if applicable shareholder approval is not received. Each of the options has an exercise price of $2.40, and a term of ten (10) years from issuance.

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(2)	On February 6, 2023, the Company issued (i) 41,700 restricted stock units to J.D. Finley, (ii) 8,800 restricted stock units to Robert McRae, and (iii) an aggregate of 9,000 restricted stock units to certain employees. Each of the restricted stock units vest in 12 equal quarterly installments over a three (3) year period from the date of issuance and was made on a conditional basis pursuant to Nasdaq market rules and will not be exercisable and can be unwound and cancelled if applicable shareholder approval is not received.
(3)	On February 6, 2023, the Company issued (i) 32,500 restricted performance stock units to J.D. Finley, (ii) 17,900 restricted performance stock units to Robert McRae, and (iii) an aggregate of 18,300 restricted performance stock units to certain employees. Each of the restricted performance stock units vest (a) 50% when the volume weighted average price of the Company’s common stock over 20 consecutive trading days is $3.20, and (b) 50% when such volume weighted average price of the Company’s common stock over 20 consecutive trading days is $4.25. The restricted performance stock units were made on a conditional basis pursuant to Nasdaq market rules and will not be exercisable and can be unwound and cancelled if applicable shareholder approval is not received.

Summary of the Company’s 2021 Equity Incentive Plan

The following is a general summary of the Company’s 2021 Equity Incentive Plan, as amended by the 2021 Equity Plan Amendments, and is qualified in its entirety by the complete text of the 2021 Plan. Stockholders are urged to read the actual text of the 2021 Plan, as amended, in its entirety which is set forth as Annex A to this Proxy Statement.

General Information

The purpose of the Company’s 2021 Equity Incentive Plan is to provide a means whereby the Company can secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of awards under the Company’s 2021 Equity Incentive Plan.

Approval of the Company’s 2021 Equity Incentive Plan as amended by the 2021 Equity Plan Amendments, by our stockholders is required, among other things, in order to comply with stock exchange rules requiring stockholder approval of equity compensation plans and allow the grant of incentive stock options under the Company’s 2021 Equity Incentive Plan. If this 2021 Equity Plan Amendments are approved by our stockholders, the 2021 Equity Incentive Plan Amendments will become effective as of the date of such approval. In the event that our stockholders do not approve this proposal, the 2021 Equity Plan Amendments will not become effective and the 2021 Equity Incentive Plan will remain in its current form.

If the request to approve the 2021 Equity Plan Amendments is approved by our stockholders, the number of shares authorized under the 2021 Equity Incentive Plan will be equal to 867,287 shares (15% of the outstanding shares on the Record Date) (as well as shares available for issuance pursuant to exercise of Incentive Stock Options), subject to adjustment for specified changes in the Company’s capitalization. In addition, as further described below under the section titled “Description of the Company’s 2021 Equity Incentive Plan—Authorized Shares,” the share reserve is subject to annual increases each January 1 of up to 7.5% of shares of the Common Stock outstanding (or a lesser number determined by the Board). The Board believes this pool size is necessary to provide sufficient reserved shares for a level of grants that will attract, retain, and motivate employees and other participants.

Description of the Company’s 2021 Equity Incentive Plan

A summary description of the material features of the Company’s 2021 Equity Incentive Plan is set forth below. The following summary does not purport to be a complete description of all the provisions of the Company’s 2021 Equity Incentive Plan and is qualified by reference to the Company’s 2021 Equity Incentive Plan as amended by the 2021 Equity Plan Amendments, the form of which is attached to this proxy statement as Annex A and incorporated by reference in its entirety. Company stockholders should refer to the Company’s 2021 Equity Incentive Plan for more complete and detailed information about the terms and conditions of the Company’s 2021 Equity Incentive Plan.

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Eligibility. Any individual who is an employee of the Company or any of its affiliates, or any person who provides services to the Company or its affiliates, including members of the Board, is eligible to receive awards under Company’s 2021 Equity Incentive Plan at the discretion of the plan administrator. If this proposal is approved by the stockholders, all of the Company’s employees, directors and consultants will be eligible to receive awards under the Company’s 2021 Equity Incentive Plan.

Awards. The Company’s 2021 Equity Incentive Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of the Company’s affiliates.

Authorized Shares. The maximum number of shares of Common Stock that may be issued under the Company’s 2021 Equity Incentive Plan after the 2021 Equity Plan Amendments becomes effective will be equal to 867,287 shares (15% of the outstanding shares on the Record Date). In addition, the number of shares of Common Stock reserved for issuance under the Company’s 2021 Equity Incentive Plan will automatically increase on January 1 of each year, in an amount equal to (1) 7.5% of the total number of shares of Common Stock outstanding on December 31 of the preceding year, or (2) a lesser number of shares of Common Stock determined by the Board prior to the date of the increase. The maximum number of shares of Common Stock that may be issued on the exercise of ISOs under the Company’s 2021 Equity Incentive Plan will be equal to 867,287 shares (15% of the outstanding shares on the Record Date) (which will not increase with the evergreen provisions of the 2021 Equity Incentive Plan). As of April 17, 2023, the closing price of the Common Stock as reported on The Nasdaq Capital Market was $1.93 per share. Upon approval of the 2021 Equity Plan Amendments, the conditional grants described above under the heading “Plan Benefit Table” to Mr. Finley, Mr. McRae, and the other employees of the Company on a conditional basis will no longer be subject to cancellation or forfeiture.

Shares subject to stock awards granted under the Company’s 2021 Equity Incentive Plan that expire or terminate without being exercised or otherwise issued in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the Company’s 2021 Equity Incentive Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under the Company’s 2021 Equity Incentive Plan. If any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by the Company (1) because of the failure to vest, (2) to satisfy the exercise, strike or purchase price, or (3) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the Company’s 2021 Equity Incentive Plan.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid to such non-employee director, will not exceed (1) $500,000 in total value or (2) if such non-employee director is first appointed or elected to the Board during such calendar year, $500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program.

Plan Administration. The Board, or a duly authorized committee thereof, will administer the Company’s 2021 Equity Incentive Plan and is referred to as the “plan administrator” herein. The Board may also delegate to one or more of the Company’s officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the Company’s 2021 Equity Incentive Plan, the Board has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Under the Company’s 2021 Equity Incentive Plan, the Board also generally has the authority to effect, without the approval of stockholders but with the consent of any materially adversely affected participant, (1) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (2) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (3) any other action that is treated as a repricing under generally accepted accounting principles.

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Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Company’s 2021 Equity Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. Options granted under the Company’s 2021 Equity Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the Company’s 2021 Equity Incentive Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of Common Stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of Common Stock, a combination of cash and shares of Common Stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with the Company ends for any reason, the Company may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of the Common Stock on the date of grant. A stock appreciation right granted under the Company’s 2021 Equity Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

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The plan administrator determines the term of stock appreciation rights granted under the Company’s 2021 Equity Incentive Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The Company’s 2021 Equity Incentive Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, Common Stock.

The performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator when the performance award is granted, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any portion of the Company’s business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to the Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in the capital structure of the Company, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Company’s 2021 Equity Incentive Plan, (2) the class of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

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Corporate Transactions. The following applies to stock awards under the Company’s 2021 Equity Incentive Plan in the event of a corporate transaction (as defined in the Company’s 2021 Equity Incentive Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the Company’s 2021 Equity Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the Company’s successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Common Stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

Plan Amendment or Termination. The Board has the authority to amend, suspend, or terminate the Company’s 2021 Equity Incentive Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of the Company’s stockholders. No ISOs may be granted after the tenth anniversary of the date the Board adopts the Company’s 2021 Equity Incentive Plan. No stock awards may be granted under the Company’s 2021 Equity Incentive Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the Company’s 2021 Equity Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Company’s 2021 Equity Incentive Plan. The Company’s 2021 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of an NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

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Incentive Stock Options. The Company’s 2021 Equity Incentive Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

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Tax Consequences to the Company

Compensation of Covered Employees. The ability of the Company to obtain a deduction for amounts paid under the Company’s 2021 Equity Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Company’s 2021 Equity Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits

The awards, if any, that will be made to eligible persons under the Company’s 2021 Equity Incentive Plan are subject to the discretion of the compensation committee of the Board. Therefore, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future and a new plan benefits table is thus not provided.

Vote Required for Approval

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve Proposal 3. Abstentions will have the same effect as votes “AGAINST” this proposal. It is anticipated that Proposal 3 will be a non-discretionary proposal considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes. Unless marked to the contrary, proxies received will be voted “FOR” the Incentive Plan Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

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53.

PROPOSAL FOUR (4)

APPROVAL OF THE AMENDMENTS TO THE 2021 EMPLOYEE STOCK PURCHASE PLAN

Overview

In this Proposal 4, we are asking our stockholders to approve an amendment to the existing Palisade Bio, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) to increase (i) the number of shares of common stock authorized under the plan by 109,944 shares, and (ii) the annual evergreen share increase amount from 1% to 2.5% of the outstanding shares of common stock on January 1 of each year (collectively, the “ESPP Amendments”).

On February 22, 2023, the Compensation Committee recommended that the Board approve the ESPP Amendments. On April 10, 2023, the Board approved the ESPP Amendments and the inclusion of such ESPP Amendments in this Proxy Statement.

The purpose of the ESPP is to provide a means whereby the Company can align the long-term financial interests of its employees with the financial interests of its stockholders. In addition, the board of directors believes that the ability to allow its employees to purchase shares of Common Stock will help the Company to attract, retain, and motivate employees and encourages them to devote their best efforts to the Company’s business and financial success. Approval of the ESPP Amendments by the Company’s stockholders will allow the Company to provide its employees with the opportunity to acquire an ownership interest in the Company through their participation in the ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of the Company’s stockholders.

Description of the ESPP

The material features of the ESPP are described below. The following description of the ESPP is a summary only. This summary is not a complete statement of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, as amended by the ESPP Amendments, a copy of which is attached to this Proxy Statement as Annex B. Company stockholders should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP.

Purpose. The purpose of the ESPP is to provide a means by which eligible employees of the Company and certain designated companies may be given an opportunity to purchase shares of Common Stock, to assist the Company in retaining the services of eligible employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the Company’s success.

The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends that the 423 Component will qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code. Except as otherwise provided in the ESPP or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

Share Reserve. The maximum number of shares of Common Stock that may be issued under the ESPP after the ESPP Amendments become effective will be equal to 144,547 shares of Common Stock (2.5% of the outstanding shares on the Record Date). Additionally, the number of shares of Common Stock reserved for issuance under the ESPP will automatically increase on January 1st of each year, by the lesser of (1) 4% of the total number of shares of the Company’s Common Stock outstanding on December 31st of the preceding calendar year, or (2) 433,641 shares. Shares subject to purchase rights granted under the ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the ESPP. As of April 17, 2023, the closing price of the Company’s Common Stock as reported on The Nasdaq Capital Market was $1.93 per share.

Administration. The Board, or a duly authorized committee thereof, will administer the ESPP.

Limitations. Company employees and the employees of any of its designated affiliates, will be eligible to participate in the ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by the administrator: (1) customary employment with the Company or one of its affiliates for more than 20 hours per week and five or more months per calendar year or (2) continuous employment with the Company or one of its affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. In addition, the Board may also exclude from participation in the ESPP or any offering, employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) or a subset of such highly compensated employees. An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of Company stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of Company stock for each calendar year that the rights remain outstanding.

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The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The administrator may specify offerings with a duration of not more than 27 months, and may specify one or more shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of Company Common Stock will be purchased for the employees who are participating in the offering. The administrator, in its discretion, will determine the terms of offerings under the ESPP. The administrator has the discretion to structure an offering so that if the fair market value of a share of Company stock on any purchase date during the offering period is less than or equal to the fair market value of a share of Company stock on the first day of the offering period, then that offering will terminate immediately, and the participants in such terminated offering will be automatically enrolled in a new offering that begins immediately after such purchase date.

A participant may not transfer purchase rights under the ESPP other than by will, the laws of descent and distribution, or as otherwise provided under the ESPP.

Payroll Deductions. The ESPP permits participants to purchase shares of Common Stock through payroll deductions of up to 15% of their earnings. Unless otherwise determined by the administrator, the purchase price of the shares will be 85% of the lower of the fair market value of Common Stock on the first day of an offering or on the date of purchase. Participants may end their participation at any time during an offering and will be paid their accrued contributions that have not yet been used to purchase shares, without interest. Participation ends automatically upon termination of employment with the Company and its related corporations.

Withdrawal. Participants may withdraw from an offering by delivering a withdrawal form to the Company and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, the Company will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the ESPP.

Termination of Employment. A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by the Company or any of its parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, the Company will distribute to the participant his or her accumulated but unused contributions, without interest.

Corporate Transactions. In the event of certain specified significant corporate transactions, such as a merger or change in control, a successor corporation may assume, continue, or substitute each outstanding purchase right. If the successor corporation does not assume, continue, or substitute for the outstanding purchase rights, the offering in progress will be shortened and a new purchase date will be set. The participants’ purchase rights will be exercised on the new purchase date and such purchase rights will terminate immediately thereafter.

Amendment and Termination. The Board has the authority to amend, suspend, or terminate the ESPP, at any time and for any reason, provided certain types of amendments will require the approval of the Company’s stockholders. Any benefits, privileges, entitlements and obligations under any outstanding purchase rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. The ESPP will remain in effect until terminated by the Board in accordance with the terms of the ESPP.

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U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of Common Stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

423 Component of the ESPP

Rights granted under the 423 Component of the ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of Company Common Stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

Non-423 Component

A participant will be taxed on amounts withheld for the purchase of shares of Company Common Stock as if such amounts were actually received. Under the Non-423 Component, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the purchase right over the purchase price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the purchase right, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

There are no U.S. federal income tax consequences to the Company by reason of the grant or exercise of rights under the ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. Therefore, the Company cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided.

Vote Required for Approval

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve Proposal 4. Abstentions will have the same effect as votes “AGAINST” this proposal. It is anticipated that Proposal 4 will be a non-discretionary proposal considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes. Unless marked to the contrary, proxies received will be voted “FOR” the Purchase Plan Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PURCHASE PLAN PROPOSAL.

56.

PROPOSAL FIVE (5)

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. At the 2020 Annual Meeting of Stockholders, the stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables, and the related narrative disclosure contained in this Proxy Statement. The Company believes that its compensation policies and decisions are focused on pay-for-performance, aligned with our stockholders’ interests and consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables), is hereby approved.”

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

The Company’s current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of stockholders. Notwithstanding, the Company is requesting at this Annual Meeting, that the stockholders of the Company vote on the frequency of approving say-on-pay voting and recommending that instead of a vote every year, the vote would be every 3 years (See Proposal 6 below).

Vote Required

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve Proposal 4. Abstentions will have the same effect as votes “AGAINST” this proposal. It is anticipated that Proposal 4 will be a non-discretionary proposal considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program. Unless marked to the contrary, valid proxies received will be voted “FOR” the say-on-pay proposal.

Recommendation of the Board

Our Board of Directors recommends a vote “FOR” the approval of the Say-on-Pay Proposal.

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57.

PROPOSAL SIX (6)

ADVISORY VOTE TO APPROVE THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1, 2 OR 3 YEARS

As required by Section 14A of the Exchange Act and the related rules of the SEC, the Board is conducting a non-binding, advisory vote to determine how often (once every one, two, or three years) stockholders should be asked to vote on the executive compensation of the Company. The Company is required to hold the say-on-pay vote at least once every three years.

Stockholders may also abstain from voting on this proposal. In considering your vote, you may wish to review the information presented in Proposal 5 of this Proxy Statement, as well as the executive compensation tables included in this Proxy Statement and the narrative disclosures that accompany the compensation tables, which provide a more detailed discussion of our executive compensation programs and policies.

Our Board has determined that holding a “say-on-pay” vote every three years is most appropriate for the Company and recommends that you vote to hold future advisory votes every third year, for the following reasons:

●	A triennial vote encourages a longer-term evaluation of compensation history and business results.

The Board believes that there is some risk that an annual advisory vote on executive compensation could lead to a short-term shareholder perspective regarding executive compensation that does not align well with the longer-term approach used by our Compensation Committee. We believe a three-year cycle for the shareholder advisory vote will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company’s performance, financial results and business.

●	A triennial vote provides our Compensation Committee with adequate time to consider the results of say-on-pay votes and other shareholder input.

A triennial “say-on-pay” vote allows the Board to respond to shareholder sentiment and effectively implement any desired changes to executive compensation policies, practices and programs.

The Board believes that a triennial vote would not foreclose shareholder engagement on executive compensation during interim periods. shareholders can currently provide input directly to the Board, its committees or individual directors as indicated in the section of this proxy entitled “Directors, Executive Officers and Corporate Governance – Stockholder Communications with the Board of Directors.” Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our shareholders to communicate their views on the Company’s executive compensation programs.

The Board weighed these reasons against the arguments in support of conducting the advisory vote annually or biannually. In particular, the Board considered the value of the opportunity for shareholder input at each annual meeting, as well as the belief that annual votes would promote greater accountability on executive compensation. Although the Board believes that these and other positions put forth in favor of an annual “say-on-pay” vote are not without merit, on balance, the Board believes that a triennial approach is most appropriate for the Company and recommends such manner of voting to shareholders. The Compensation Committee intends to periodically reassess that view and, if it determines appropriate, may provide for an advisory vote on executive compensation on a more frequent basis.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board. Abstentions and broker non-votes will have no effect on this proposal. Unless marked to the contrary, valid proxies received will be voted for the once every “3 YEARS” option.

Recommendation of the Board

Our Board of Directors recommends a vote for a frequency of once every “3 YEARS” for future say-on-pay votes.

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58.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Palisade stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Palisade. Direct your written request to the attention of the Secretary of Palisade Bio, Inc., Palisade Bio, Inc., 7750 El Camino Real, Suite 2A, Carlsbad, CA 92009. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy Statement, our 2022 Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC’s website at www.sec.gov or on Palisade’s website at www.palisadebio.com. Additional copies may be requested in writing. Such requests should be submitted to J.D. Finley, Chief Executive Officer, Palisade Bio, Inc., 7750 El Camino Real, Suite 2A, Carlsbad, CA 92009. Exhibits to Form 10-K will also be provided upon specific request. The materials will be provided without charge.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holders, J.D. Finley, or James Neal, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates nominated by the Board.

59.

PALISADE BIO

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/PALI** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-243-5513** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	You must register to attend the meeting virtually and/or participate at www.proxydocs.com/PALI

Palisade Bio, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 10, 2023

TIME: Thursday, June 8, 2023 10:00 AM, Pacific Time
PLACE: Annual Meeting to be held virtually via the Internet - please visit www.proxydocs.com/PALI for more details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints J.D. Finley and James Neal (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Palisade Bio, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Palisade Bio, Inc.

Annual Meeting of Stockholders

Please make your marks like this: X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 5
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 3 YEARS.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	Elect three Class III directors to hold office until the 2026 Annual Meeting of Stockholders or until a successor is duly elected and qualified or until the director's earlier death, resignation or removal.	FOR	WITHHOLD			
	1.01 James Neal	☐	☐			FOR
	1.02 J.D. Finley	☐	☐			FOR
	1.03 Mary Ann Gray, Ph.D.	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
2.	Ratify the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐		FOR
3.	Approve amendments to the Palisade 2021 Equity Incentive Plan to increase (i) the number of shares of common stock issuable under the plan by 708,072 shares and (ii) the annual evergreen share increase amount from 4% to 7.5% of the outstanding shares of common stock on January 1 of each year; and the approval of conditional grants to employees which are exercisable or convertible for up to an aggregate of 209,700 shares of common stock.	☐	☐	☐		FOR
4.	Approve amendments to the Palisade 2021 Employee stock Purchase Plan to increase (i) the number of shares of common stock authorized under the plan by 109,944 shares and (ii) the annual evergreen share increase amount from 1% to 2.5% of the outstanding shares of common stock on January 1 of each year.	☐	☐	☐		FOR
5.	Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
6.	Approve, on a non-binding advisory basis, the frequency of holding future advisory votes on executive compensation every 1, 2, or 3 years.	☐	☐	☐	☐	3 YEARS

You must register to attend the meeting virtually and/or participate at www.proxydocs.com/PALI

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date

ANNEX A

2021 EQUITY INCENTIVE PLAN (INCLUDING PROPOSED AMENDMENTS)

Annex A-1

Palisade Bio, Inc.

2021 Equity Incentive Plan

Adopted by the Board of Directors: February 9, 2021

Approved by the Stockholders: April 9, 2021

Amended by the Stockholders: November 18, 2021

Amended by the Stockholders: June [*], 2023

1.	General.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2.	Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 867,287 shares. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 7.5% of the total number of shares of Common Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 867,287 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

Annex A-2

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3.	Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program.

4.	Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

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(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

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(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

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(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.	Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSU Awards: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

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(ii) Consideration.

(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

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6.	Adjustments upon Changes in Common stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

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(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.	Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

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(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.	Tax Withholding

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

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(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9.	Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

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(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

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(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.	Covenants of the Company.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11.	Additional Rules for Awards Subject to Section 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non- Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

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(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non- Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non- Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

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(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non- Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

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(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12.	Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.	Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.	Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

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(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” means Palisade Bio, Inc., a Delaware corporation.

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

Annex A-19

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(v) Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(s) “Director” means a member of the Board.

(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

Annex A-20

(v) “Effective Date” April 27, 2021.

(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y) “Entity” means a corporation, partnership, limited liability company or other entity.

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

Annex A-21

(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj) Non-Exempt Severance Arrangement means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

Annex A-22

(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Options, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in- licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

Annex A-23

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin- off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this Palisade Bio, Inc. 2021 Equity Incentive Plan.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(eee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b- 3, as in effect from time to time.

Annex A-24

(fff) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(hhh) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(iii) “Securities Act” means the Securities Act of 1933, as amended.

(jjj) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(kkk) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(lll) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(mmm) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(nnn) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ooo) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(ppp) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(qqq) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

Annex A-25

ANNEX B

2021 EMPLOYEE STOCK PURCHASE PLAN (INCLUDING PROPOSED AMENDMENTS)

Annex B-1

Palisade Bio, Inc.

2021 Employee Stock Purchase Plan

Adopted by the Board of Directors: February 9, 2021

Approved by the Stockholders: April 9, 2021

Amended by the Stockholders: June [*], 2023

1.	General; Purpose.

(a) The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.

(b) The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

(c) The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	Administration.

(a) The Board or the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.

(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii) To designate from time to time (A) which Related Corporations will be eligible to participate in the Plan as Designated 423 Corporations, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Corporations, and (C) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v) To suspend or terminate the Plan at any time as provided in Section 12.

(vi) To amend the Plan at any time as provided in Section 12.

Annex B-2

(vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

(viii) To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Corporation, do not have to comply with the requirements of Section 423 of the Code.

(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d) All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	Shares of Common Stock Subject to the Plan.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 144,547 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 2.5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year and (ii) 433,641 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.

(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

Annex B-3

4.	Grant of Purchase Rights; Offering.

(a) The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.	Eligibility.

(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation or an Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may (unless prohibited by Applicable Law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation, or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

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(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c) No Employee will be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the 423 Component only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

(f) Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6.	Purchase Rights; Purchase Price.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

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(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be specified by Board prior to the commencement of an Offering and will not be less than the lesser of:

(i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.	Participation; Withdrawal; Termination.

(a) An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified for the Offering, an enrollment form provided by the Company or Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering and to extent permitted by Section 423 of the Code with respect to the 423 Component, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.

(b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c) Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.

(d) Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.

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(e) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f) Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

8.	Exercise of Purchase Rights.

(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b) Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).

(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code with respect to the 423 Component, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

9.	Covenants of the Company.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.	Designation of Beneficiary.

(a) The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

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(b) If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.	Adjustments upon Changes in Common Stock; Corporate Transactions.

(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.	Amendment, Termination or Suspension of the Plan.

(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.

(b) The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

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13.	Tax Qualification; Tax Withholding.

(a) Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b) Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

(c) The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

14.	Effective Date of Plan.

The Plan will become effective immediately prior to and contingent upon the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

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15.	Miscellaneous Provisions.

(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.

(d) The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

(e) If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

(f) If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.

16.	Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b) “Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Applicable Law” means shall mean the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASDAQ Stock Market, the New York Stock Exchange or the Financial Industry Regulatory Authority).

(d) “Board” means the board of directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Palisade Bio, Inc., a Delaware corporation.

(j) “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions and, with respect to the 423 Component, to the extent permitted by Section 423 of the Code.

(k) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l) “Designated 423 Corporation” means any Related Corporation selected by the Board to participate in the 423 Component.

(m) “Designated Company” means any Designated Non-423 Corporation or Designated 423 Corporation, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.

(n) “Designated Non-423 Corporation” means any Related Corporation or Affiliate selected by the Board to participate in the Non-423 Component.

(o) “Director” means a member of the Board.

(p) “Effective Date” means April 27, 2021.

(q) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

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(r) “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation, or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(t) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(u) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Sections 409A of the Code

(v) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the NASDAQ Stock Market, the New York Stock Exchange and the Financial Industry Regulatory Authority).

(w) “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(x) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(y) “Offering Date” means a date selected by the Board for an Offering to commence.

(z) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(aa) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(bb) “Plan” means this Palisade Bio, Inc. 2021 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

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(cc) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(dd) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(ee) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(ff) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(gg) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(hh) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.

(ii) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

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